                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY
                                                            OPERATION NUMBER 478





                                    AGREEMENT



                           DATED 23RD SEPTEMBER, 2002



                                     BETWEEN



                            LIMITED LIABILITY COMPANY
                                   "GEOILBENT"



                                       AND



                                  EUROPEAN BANK
                       FOR RECONSTRUCTION AND DEVELOPMENT



                             AMENDING AND RESTATING
                              THE CREDIT AGREEMENT
                            DATED 21ST NOVEMBER, 1996

                                      INDEX


SECTION                                                                                           PAGE
1.     Interpretation................................................................................3
2.     Amendment and Re-Statement....................................................................4
3.     Conditions Precedent..........................................................................4
4.     Representations and Warranties................................................................8
5.     Fees, Costs and Expenses......................................................................9
6.     Governing Law.................................................................................9
7.     Rights of Third Parties......................................................................10

SCHEDULE

Amended and Amended and Restated Credit Agreement...................................................11

THIS AGREEMENT is dated 23rd September, 2002 between LIMITED LIABILITY COMPANY "GEOILBENT", a limited liability company organised and existing under the laws of the Russian Federation (the "BORROWER"), and EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (the "BANK").

WHEREAS:-

(A) By an agreement dated 21st November, 1996 between the Borrower and the Bank (as amended prior to the date hereof, the "ORIGINAL CREDIT AGREEMENT"), the Bank has agreed, subject to the terms and conditions of the Original Credit Agreement, to make a loan to the Borrower on a revolving basis in an amount not to exceed US$55,000,000 (the "ORIGINAL LOAN FACILITY").

(B) The Parties have agreed to amend the Original Credit Agreement as provided in this Agreement. For convenience, the parties have agreed to hereby specify the provisions of the Original Credit Agreement, as so amended by this Agreement in restated form as set out in the Schedule hereto.

(C) The amendments to the Original Credit Agreement to be made pursuant to this Agreement shall be effective from the Effective Date (as defined below) and the Original Credit Agreement remains in full force and effect except, from the Effective Date, as amended pursuant to this Agreement.

IT IS AGREED AS FOLLOWS:-

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:-

         "EFFECTIVE DATE" means the date on which the Bank notifies the Borrower that the Bank has received (in form and substance satisfactory to the Bank), or has waived receipt (on such terms as the Bank may specify), each of the documents and other evidence specified in Clause 3.1 (Conditions Precedent) other than the notice referred to in Section 3.1(t) below.

         "PARTIES" means the Borrower and the Bank and "PARTY" means either one of the Parties.

         "AMENDED AND RESTATED CREDIT AGREEMENT" means the Original Credit Agreement, as amended and restated by this Agreement, in the form set out in the Schedule (Amended and Restated Credit Agreement).

1.2      INTERPRETATION

         Unless otherwise defined in this Agreement, capitalised terms used in this Agreement (but not the Schedule) shall have the meaning given to them in the Original Credit Agreement.

1.3      INCORPORATION

         The provisions of Section 1.02 (Interpretation), Section 8.03 (Notices), Section 8.04 (English Language), Section 8.13 (Severability) and Section 8.14 (Counterparts) of the Original Credit Agreement shall apply to this Agreement (but not to the Schedule) as if the same had been set out in full herein.

2.       AMENDMENT AND RE-STATEMENT

2.1      EFFECTIVE DATE

         With effect on and from the Effective Date, the Original Credit Agreement shall be deemed to be amended such that the provisions of the Original Credit Agreement, as so amended, will be as set forth in the Schedule to this Agreement.

2.2      ACKNOWLEDGEMENT

         The Bank and the Borrower acknowledge that the principal outstanding amount of the Loan as at the date of and prior to the amendments to be made by this Agreement is $22,000,000.

2.3      CONFIRMATION

         Each Party confirms that, except as expressly provided by this Agreement or as provided for in the documents referred to in Clause 3.1 (Conditions Precedent), each Financing Agreement and Project Agreement remains in full force and effect.

2.4      LONG-STOP

         If the Effective Date has not occurred on or prior to 31 December, 2002, this Agreement shall be deemed to be terminated on such date and the Parties shall continue to be bound by the provisions of the Original Credit Agreement as if this Agreement had not been entered into.

3.       CONDITIONS PRECEDENT

3.1      CONDITIONS PRECEDENT

         The documents and other evidence referred to in the definition of Effective Date are as follows:-

         (a) FINANCING AGREEMENTS. Duly executed originals of each of the following documents:

                  (1)      an agreement amending the Shareholders Support
                           Agreement;

                  (2)      an agreement terminating the Security Sharing
                           Agreement; and

                  (3) an agreement amending and restating the Russian Bank Account Agreements.

         (b) PROJECT AGREEMENTS. Certified copies of the following agreements, as in force as at the date of this Agreement:

                  (1)      the License (including the License Agreement);

                  (2)      the Marketing Agreements;

                  (3)      the Services Agreement;

                  (4)      the Transportation Agreement;

                  (5)      the Supply Agreements;

                  (6)      the Independent Engineer Agreement; and

                  a copy of a duly executed agreement amending:

                  (7)      the Offshore Bank Account Agreement.

         (c) SECURITY. Duly executed originals of agreements amending each of the following Security Documents together with any document, recording, filing, notification, registration, notarisation or other evidence required, in the opinion of the Bank, for the creation, validity, perfection or priority of the Liens of the Bank in or under such Security Documents (other than, in the case of the Immovable Property Mortgage Agreement, notarisation and registration of such Security Document):

                  (1)      the Contracts Assignment Agreement;

                  (2)      the Equipment Pledge Agreement;

                  (3)      the Expropriation Compensation Assignment Agreement;

                  (4)      the Immovable Property Mortgage Agreement;

                  (5)      the Insurance Assignment Agreement;

                  (6)      the Offshore Account Assignment Agreement;

                  (7)      the Russian Account Pledge Agreement;

                  (8)      the Russian Bank Account Agreements; and

                  (9)      the Share Pledges.

         (d) CHARTERS. Certified copies of the Charters (and, if relevant, certificates of registration and good standing) of the Borrower, the Shareholders and, at the reasonable request of the Bank, any other parties to the Financing Agreements and Project Agreements, each as amended as at the date of this Agreement.

         (e) CORPORATE AUTHORISATIONS. Certified copies of all corporate (including, if required, shareholder) authorisations and approvals necessary for the due execution, delivery and performance of this Agreement and each agreement as referred to in paragraphs (a) - (c) above inclusive and any other documents in implementation thereof, by the Borrower, the Shareholders and, at the reasonable request of the Bank, any other parties thereto and for the transactions contemplated thereby, including the authorisations of the persons signing such agreements to sign such documents and to bind the respective parties thereby.

         (f)      SPECIMEN SIGNATURES.

                  (1) A certificate of incumbency and authority of the Borrower substantially in the form of Exhibit B to the Amended and Restated Credit Agreement; and

                  (2) a certificate of an appropriate officer of each Shareholder and, at the reasonable request of the Bank, any other party to the Financing Agreements and Project Agreements certifying the specimen signature of each person authorised to sign, on behalf of such party, the Financing Agreements and Project Agreements or the amendments thereto and/or terminations thereof to be entered into and performed by such party.

         (g) GOVERNMENTAL AND OTHER APPROVALS. Certified copies of all governmental, creditors' and other licenses, approvals, consents, filings and registrations necessary for the execution, delivery and performance of this Agreement, the Financing Agreements and Project Agreements by the Borrower, the Shareholders and, at the request of the Bank, any other parties thereto and for the transactions contemplated thereby, including, without limitation:

                  (1) the borrowing by the Borrower under the Amended and Restated Credit Agreement;

                  (2) the creation, amendment and/or novation of the Security;

                  (3)      the carrying out of the Project and the Financing
                           Plan;

                  (4) the remittance to the Bank of all monies payable in respect of the Amended and Restated Credit Agreement and the Security; and

                  (5) the carrying on of the business of the Borrower as it is presently carried on and is contemplated to be carried on under the Development Plan.

         (h) INSURANCE. Original insurance certificates from the Borrower's insurer or insurance broker showing that all insurance policies and endorsements required pursuant to Section 5.04 of the Original Credit Agreement are in full force and effect and certified copies of such insurance policies and endorsements.

         (i) AUDITORS LETTER. A copy of a letter to the Auditors from the Borrower substantially in the form of Exhibit C to the Amended and Restated Credit Agreement.

         (j) EXISTING FINANCIAL DEBT. Evidence satisfactory to the Bank that all Financial Debt of the Borrower (other than Financial Debt set out in Section 6.04 of the text of the Amended and Restated Credit Agreement), and all Liens on any property, revenues or other assets of the Borrower (other than Permitted Liens) have been discharged in full.

         (k) BANK ACCOUNTS. Evidence satisfactory to the Bank that the Offshore Bank Accounts and the Russian Bank Accounts are duly established.

         (l) INDEPENDENT ENGINEER. Evidence satisfactory to the Bank that the Borrower has appointed the Independent Engineer in a manner satisfactory to the Bank to perform its functions as provided for in the Financing Agreements.

         (m) SURFACE RIGHTS. Evidence satisfactory to the Bank that the Borrower has all appurtenant surface land rights required for the Project.

         (n) DEVELOPMENT PLAN. A copy of the Development Plan, in form and substance satisfactory to the Bank and the Independent Engineer.

         (o) REVISED BANKING CASE. A copy of a revised banking case prepared by the Borrower in accordance with Section 8.05(c) of the Original Credit Agreement to be delivered not more than 60 days prior to the Effective Date.

         (p)      AUDITED FINANCIAL STATEMENTS.

                  (1) The Financial Statements of the Borrower for the Financial Year ending on 30 September, 2001 and, to the extent available, the unaudited quarterly Financial Statements for the Financial Year 2001/2002; and

                  (2) in the case of the Financial Statements for the Financial Year ending on 30 September, 2001, the balance sheet and the related income statement and statement of changes in financial position of the Borrower for the Financial Year ending on that date, and the notes thereon, certified by the Auditors, which shall be satisfactory to the Bank in its sole discretion.

         (q) PROCESS AGENT APPOINTMENTS. Written confirmation from the agents for service of process appointed by the Borrower and the Shareholders pursuant to the Financing Agreements of their acceptances of such appointments in connection with the entry by the Borrower into the Amended and Restated Credit Agreement and any documents related thereto.

         (r)      LEGAL OPINIONS.

                  (1)      the opinion of Fulbright & Jaworski;

                  (2) the opinion of special counsel to Minley acceptable to the Bank;

                  (3) the opinion of Baker & McKenzie, special Russian counsel to the Borrower;

                  (4) the opinion of Allen & Overy Legal Services, special Russian counsel to the Bank; and

                  (5) the opinion of Allen & Overy Legal Services, special English counsel to the Bank;

                  in each case regarding such matters incident to the transactions contemplated by this Agreement, the Amended and Restated Credit Agreement and any document related thereto (including Financing Agreements and Project Agreements to be amended as referred to in this Clause 3.1 (Conditions Precedent) as the Bank shall reasonably request.

         (s) Evidence satisfactory to the Bank that the Borrower has paid to the Bank an appraisal fee in the amount of USD 225,000.

         (t) Notice from the Bank to the Borrower that the Bank has received (in form and substance satisfactory to the Bank) or has waived receipt (on such terms as the Bank may specify), all the documents and other evidence specified in this Clause
                  3.1 above.

4.       REPRESENTATIONS AND WARRANTIES

(a) The Borrower shall be deemed to make the representations and warranties in the same terms as set out in Sections 2.01, 2.02 and 2.03 of the text of the Amended and Restated Credit Agreement appended in the Schedule hereto on the date of this Agreement and on the Effective Date.

(b) The Borrower acknowledges that it has made the representations and warranties contained in paragraph (a) of this Section 4 above with the intention of inducing the Bank to enter into this Agreement and that the Bank has entered into this Agreement on the basis of, and in full reliance on, each of such representations and warranties. The Borrower has no knowledge of any additional facts or matters which would or might reasonably be expected to affect the judgement of a prospective lender regarding lending to the Borrower. The Borrower warrants to the Bank that each of such representations and warranties is true and correct and that none of them omits any matter the omission of which makes any of such representations and warranties misleading.

(c) The Borrower represents that as of the date of this Agreement it has opened the following banks accounts: (a) the four Offshore Bank Accounts with Citibank N.A. (London Branch): the Disbursement Account No. 00008283400, the Export Sales Account No. 00008283419, the Debt Service Account No. 00008283427 and the Cash Collateral Account No. 00008283435, and (b) six Russian Bank Accounts with the International Moscow Bank: the Rouble settlement account No. 40702810500010003818, the Rouble drawdown account No. 40702810800010003819, the USD current account No. 40702840400010003823, the USD Current drawdown account No. 40702840400010048464, the USD transit account No. 40702840700010003824, the USD special transit account No. 40702840200010109891.

5.       FEES, COSTS AND EXPENSES

         The Borrower shall, whether or not the Effective Date occurs, forthwith on demand pay the Bank the amount of all costs and expenses (including, without limitation legal fees) incurred by it in connection with the negotiation, preparation, printing and execution of this Agreement, the Amended and Restated Credit Agreement and all other documents contemplated hereby and thereby, and the completion of the transactions contemplated herein and therein.

6.       GOVERNING LAW

         This Agreement is governed by English law. The provisions of Section
         8.09 (Arbitration and Jurisdiction), Section 8.10 (Privileges and Immunities of the Bank), Section 8.11 (Waiver of Sovereign Immunity) of the Original Credit Agreement shall apply to this Agreement (but not to the Schedule) as if the same had been set out in full herein.

7.       RIGHTS OF THIRD PARTIES

         Except as provided in the Amended and Restated Credit Agreement, none of the terms of this Agreement are intended to be enforceable by any third party and the Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Agreement to be signed in their respective names as of the date first above written.


                                                       LIMITED LIABILITY COMPANY
                                                                     "GEOILBENT"


                                              By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                              By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------
                                                                          [Seal]


                                                                   EUROPEAN BANK
                                              FOR RECONSTRUCTION AND DEVELOPMENT


                                              By:
                                                  ------------------------------
                                            Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                    SCHEDULE

                      AMENDED AND RESTATED CREDIT AGREEMENT











                                CREDIT AGREEMENT

                            DATED 21ST NOVEMBER, 1996

                             AS AMENDED AND RESTATED
               PURSUANT TO AN AGREEMENT DATED 23RD SEPTEMBER, 2002


                                     between


                            LIMITED LIABILITY COMPANY
                                   "GEOILBENT"


                                       and


                                  EUROPEAN BANK
                       FOR RECONSTRUCTION AND DEVELOPMENT

TABLE OF CONTENTS


ARTICLE I - DEFINITIONS..............................................................................15

    Section 1.01.         Definitions................................................................15
    Section 1.02.         Interpretation.............................................................30

ARTICLE II - REPRESENTATIONS AND WARRANTIES..........................................................30

    Section 2.01.         Representations Regarding the Project......................................30
    Section 2.02.         Representations Regarding the Borrower.....................................32
    Section 2.03.         Representations Regarding the Agreements...................................35
    Section 2.04.         Acknowledgement and Warranty...............................................36

ARTICLE III - LOAN...................................................................................36

    Section 3.01.         Amount and Currency........................................................36
    Section 3.02.         Disbursements..............................................................37
    Section 3.03.         Suspension and Cancellation................................................37
    Section 3.04.         Charges, Commissions and Fees..............................................38
    Section 3.05.         Interest...................................................................39
    Section 3.06.         Default Interest...........................................................39
    Section 3.07.         Repayment..................................................................40
    Section 3.08.         Voluntary and Mandatory Prepayment.........................................40
    Section 3.09.         Payments...................................................................41
    Section 3.10.         Insufficient Payments......................................................42
    Section 3.11.         Taxes......................................................................42
    Section 3.12.         Unwinding Costs............................................................43
    Section 3.13.         Increased Costs............................................................43
    Section 3.14.         Illegality.................................................................44
    Section 3.15.         Loan Account...............................................................44

ARTICLE IV - CONDITIONS PRECEDENT....................................................................44

    Section 4.01.         Conditions of First Disbursement...........................................44
    Section 4.02.         Conditions for Certain Disbursements.......................................48
    Section 4.03.         Conditions for Any Disbursement............................................49

ARTICLE V - AFFIRMATIVE COVENANTS....................................................................50

    Section 5.01.         Project Implementation.....................................................50
    Section 5.02.         Maintenance and Continuity of Business.....................................51
    Section 5.03.         Environment, Health and Safety.............................................51
    Section 5.04.         Insurance..................................................................51
    Section 5.05.         Accounting.................................................................51
    Section 5.06.         Continuing Governmental and Other Approvals................................52
    Section 5.07.         Security...................................................................52

    Section 5.08.         Compliance with Other Obligations..........................................52
    Section 5.09.         Taxes......................................................................53
    Section 5.10.         Project Agreements.........................................................53
    Section 5.11.         Offshore Bank Accounts.....................................................54
    Section 5.12.         Russian Bank Accounts......................................................56
    Section 5.13.         Cash Waterfall.............................................................57
    Section 5.14.         Further Documents..........................................................58
    Section 5.15.         Costs and Expenses.........................................................58
    Section 5.16.         Furnishing of Information..................................................59

ARTICLE VI - NEGATIVE COVENANTS......................................................................62

    Section 6.01.         Dividends..................................................................62
    Section 6.02.         Capital Expenditures.......................................................63
    Section 6.03.         Leases.....................................................................63
    Section 6.04.         Financial Debt.............................................................63
    Section 6.05.         Liens......................................................................64
    Section 6.06.         Derivative Transactions....................................................64
    Section 6.07.         Arm's Length Transactions..................................................64
    Section 6.08.         Profit-sharing and Management Arrangements.................................65
    Section 6.09.         Investments................................................................65
    Section 6.10.         Project Agreements.........................................................65
    Section 6.11.         Changes in Business, Capital and Charter...................................65
    Section 6.12.         Prepayment of Long-term Debt...............................................66
    Section 6.13.         Sale of Assets; Merger.....................................................66

ARTICLE VII - EVENTS OF DEFAULT......................................................................66

    Section 7.01.         Events of Default..........................................................66
    Section 7.02.         Consequences of Default....................................................69
    Section 7.03.         Automatic Acceleration.....................................................69

ARTICLE VIII - MISCELLANEOUS.........................................................................69

    Section 8.01.         Term of Agreement..........................................................69
    Section 8.02.         Entire Agreement; Amendment and Waiver.....................................69
    Section 8.03.         Notices....................................................................70
    Section 8.04.         English Language...........................................................71
    Section 8.05.         Financial Calculations and Development Plan................................71
    Section 8.06.         Rights, Remedies and Waivers...............................................72
    Section 8.07.         Indemnification............................................................73
    Section 8.08.         Governing Law..............................................................74
    Section 8.09.         Arbitration and Jurisdiction...............................................74
    Section 8.10.         Privileges and Immunities of the Bank......................................75
    Section 8.11.         Waiver of Sovereign Immunity...............................................75
    Section 8.12.         Successors and Assigns.....................................................75
    Section 8.13.         Severability...............................................................76
    Section 8.14.         Counterparts...............................................................76

Schedule 1 - Commitment..............................................................................77

Schedule 2 - Development Plan and Banking Case Procedures............................................78

Schedule 3 - Security Perfection Requirements........................................................80

Schedule 4 - Milestones..............................................................................83

Schedule 5 - Veksels.................................................................................84


EXHIBITS

Exhibit A     -   Form of Disbursement Application

Exhibit B     -   Form of Certificate of Incumbency and Authority

Exhibit C     -   Form of Letter to Auditors

AGREEMENT, dated 21st November, 1996 as amended and restated by an agreement dated 23rd September, 2002 between LIMITED LIABILITY COMPANY "GEOILBENT", a limited liability company organised and existing under the laws of the Russian Federation (the "Borrower"), and EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (the "Bank").


ARTICLE I - DEFINITIONS


SECTION 1.01. DEFINITIONS

Wherever used in this Agreement, including the Schedules and Exhibits hereto, unless the context otherwise requires, the following terms have the following meanings:

"Affiliate"                         means, with respect to any person, any other
                                    person, directly or indirectly, controlling, controlled by, or under common control with, such person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting shares or by contract or otherwise.

"Amending Agreement"                means the agreement dated 23rd September,
                                    2002 pursuant to which the parties to this Agreement agreed to amend and restate this Agreement.

"Approved Budget"                   means the total expenditures budget for the
                                    period approved by the general meeting of the Shareholders of the Borrower authorising a certain amount of total expenditures for the period, comprising Operating Costs and Project Costs.

"Auditors"                          means such firm of independent accountants
                                    as the Borrower may from time to time
                                    appoint as its auditors in accordance with
                                    Section 5.05.

"Available Amount"                  means, as of any date, an amount determined
                                    by the Bank to be:

                                    (a) the lesser of:

                                             (1)      the Commitment as of such
                                                      date; and

                                             (2)      the Borrowing Base as
                                                      calculated in accordance
                                                      with the latest banking
                                                      case prepared pursuant to
                                                      Section 8.05(c);
                                    less:

                                    (b) the aggregate principal amount of the Loan outstanding on such date (but not including the amount of any Disbursement made on such date).

"Borrowing Base"                    means, as of any date, the lesser of:

                                    (a) one-half of the net present value,
                                    discounted at the Discount Rate, of all
                                    Future Net Cash Flow for the period from such date to the Reserve Tail Date; and

                                    (b) four-sevenths of the net present value, discounted at the Discount Rate, of all Future Net Cash Flow for the period from such date to 27 July 2006 or, if earlier, the Reserve Tail Date.

"Borrowing Base Reserves"           means, at any time, 100% of the proven
                                    developed reserves and 20% of the proven undeveloped reserves in the Fields, as set forth in the then current Development Plan.

"Business Day"                      means a day on which commercial banks and
                                    foreign exchange markets are open for the transaction of business in the Loan Currency interbank market in London, England and on which commercial banks and foreign exchange markets settle payments in the Loan Currency in New York, New York.

"Cash Collateral Account"           means the Offshore Bank Account designated
                                    as such in accordance with Section 5.11(e).

"Charter"                           means, in respect of any company,
                                    corporation, partnership, enterprise,
                                    governmental agency or other entity, its founding act, articles of incorporation and bylaws, memorandum and articles of association, statutes or similar instrument.

"Commitment"                        means, for each period set forth in Schedule
                                    1, the amount set forth in Schedule 1
                                    opposite such period to the extent that such amount has not been cancelled pursuant to
                                    Section 3.03, which amount is the maximum principal amount of the Loan during such period hereunder.

"Commitment Period"                 means the period commencing on 21 November
                                    1996 and terminating on the earliest of (a)
                                    27 July 2006, (b) the Reserve Tail Date, and
                                    (c) the date the obligation of the Bank to make Disbursements hereunder terminates in accordance with the terms of this Agreement.

"Contracts Assignment
Agreement"                          means the instrument pursuant to which the
                                    Borrower assigns to the Bank all of its
                                    rights, interests and benefits under the Marketing Agreements, the Transportation
                                    Agreement, the Services Agreement and the Supply Agreements, and all performance bonds, warranties, guarantees and undertakings issued thereunder, together with the notices and acknowledgements and consents in the forms attached thereto, dated 9 April/23 June 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Current Assets"                    means the aggregate (as of the date of
                                    calculation) of the Borrower's cash,
                                    marketable securities, trade and other
                                    receivables realisable within one year,
                                    inventories and prepaid expenses which are to be charged to income within one year, but excluding any receivables past due more than 60 days or doubtful receivables and any funds temporarily on hand pending application to property, plant and equipment included in the Project.

"Current Liabilities"               means the aggregate (as of the date of
                                    calculation) of all liabilities of the
                                    Borrower falling due on demand or within one year, including the portion of Long-term
                                    Debt falling due within one year, but
                                    excluding liabilities for property, plant and equipment to the extent of the amount of funds therefore excluded from the calculation of Current Assets.

"Current Ratio"                     means the result obtained by dividing
                                    Current Assets by Current Liabilities. For the purpose of the calculation of the Current Ratio, the Subordinated Shareholder
                                    Loans shall not be included among the
                                    Current Liabilities, but only provided that the agreements under which such Subordinated
                                    Shareholder Loans are provided are in form and substance satisfactory to the Bank.

"Debt" means, with respect to any person, all obligations of such person for the payment or repayment of money including, without limitation:

                                    (a) any amounts payable by such person under leases or similar arrangements over their respective periods;

                                    (b) any credit to such person from a
                                    supplier of goods or under any instalment purchase or other similar arrangement; and

                                    (c) any liabilities and obligations of third parties to the extent that they are guaranteed by such person or such person has otherwise assumed or become liable for the payment of such liabilities or obligations or to the extent that they are secured by any Lien upon property owned by such person whether or not such person has assumed or become liable for the payment of such liabilities or obligations.

"Debt Service Account"              means the Offshore Bank Account designated
                                    as such in accordance with Section 5.11(d).

"Default Interest Period"           means, with respect to any amount overdue
                                    under this Agreement, a period commencing on the Business Day on which such payment becomes due or, as the case may be, on the last Business Day of the previous Default
                                    Interest Period, and ending on a Business
                                    Day selected by the Bank.

"Development Plan"                  means the development plan for the Project
                                    approved by the Bank in accordance with
                                    Section 8.05(b), as such development plan may be updated from time to time by the Borrower in accordance with the provisions of Section 8.05(c).

"Disbursement"                      means the disbursement of any portion of the
                                    Loan from time to time pursuant to Section
                                    3.02 or, as the context may require, the principal amount thereof from time to time outstanding.

"Disbursement Account"              means the Offshore Bank Account designated
                                    as such in accordance with Section 5.11(b).

"Discount Rate"                     means, for any period, the weighted average
                                    (expressed as a rate per annum) of all
                                    interest charges which are projected (on the basis of the Financial Model) to be applicable to all amounts of the Loan outstanding from time to time during such period (but without taking into account the Interest Premium).

"Dollars" or "$"                    means the lawful currency of the United
                                    States of America.

"Environmental Action Plan"         means the plan of nature protection measures
                                    for the Project approved by the Bank in
                                    accordance with Section

                                    5.03(b), as such plan may be amended from time to time with the prior written consent of the Bank.

"Equipment Pledge
Agreement"                          means the instrument pursuant to which the
                                    Borrower grants to the Bank a first ranking security interest in all of the Borrower's present and future equipment and other tangible movable assets, dated 9 April/23
                                    June 1997 as from time to time amended
                                    and/or supplemented in form and substance satisfactory to the Bank.

"Event of Default"                  means any one of the events specified in
                                    Section 7.01.

"Export Sales Account"              means the Offshore Bank Account designated
                                    as such in accordance with Section 5.11(c).

"Expropriation
Compensation Assignment
Agreement"                          means the instrument pursuant to which the
                                    Borrower and the Shareholders grant to the Bank a valid security interest of first priority in all of their rights to claim and receive compensation in the event of nationalisation, expropriation, requisition or confiscation of any of their property in the Russian Federation relating to the Borrower or its business or assets, dated 9
                                    April/23 June, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Field Life Debt Service
Coverage Ratio"                     means, on any date, (a) the net present
                                    value, discounted at the Discount Rate, of all Future Net Cash Flow for the period from such date to the Reserve Tail Date, divided by (b) the aggregate principal amount of the Loan outstanding on such date.

"Fields" means the North Gubkinskoye, the Prisklonovoye and the South Tarassovskoye oil fields located 60 kilometres west of Tarko-Sale in the Purovsky District, Yamal-Nenets Autonomous Region, Tyumen Province of the Russian Federation, as specified in the License and the mining allotment attached thereto.

"Financial Debt"                    means, with respect to any person, all Debt
                                    of such person:

                                    (a) for or in consideration of borrowed
                                    money or arising out of any credit facility;

                                    (b) for the deferred purchase price of
                                    assets or services (other than trade
                                    payables arising in the ordinary course of business);

                                    (c) arising under any lease which would be capitalised on the balance sheet of the lessee in accordance with Generally Accepted Accounting Principles or which is otherwise in substance a financing lease; or

                                    (d) arising under any other transaction
                                    which, in accordance with Generally Accepted
                                    Accounting Principles, has the commercial effect of borrowing.

"Financial Model"                   means the financial model agreed by the Bank
                                    and used by the Borrower to prepare the
                                    financial projections for the Project, as amended from time to time pursuant to
                                    Schedule 2.

"Financial Statements"              means the consolidated financial statements
                                    (including a balance sheet, income statement and statement of changes in financial position, and notes thereon) of the Borrower and its Subsidiaries prepared in accordance with Generally Accepted Accounting
                                    Principles in the United States and,
                                    separately, in accordance with Generally
                                    Accepted Accounting Principles in the
                                    Russian Federation.

"Financial Year"                    means the period commencing each year on 1
                                    October and ending on the following 30
                                    September, or such other period as the
                                    Borrower may, with the Bank's consent, from time to time designate as the accounting year of the Borrower.

"Financing Agreements"              means this Agreement, the Shareholders
                                    Support Agreement, the agreement terminating the Security Sharing Agreement, the agreement amending and restating the Russian
                                    Bank Account Agreements, the Security
                                    Documents, the letter agreement related to the front-end commission referred to in
                                    Section 3.04(b), the Disbursement
                                    applications referred to in Section 3.02, the direct warranty of the Independent
                                    Engineer referred to in Section 4.01(a)(3) and any other agreements entered into between the Borrower or any other party and the Bank and notices, certificates and applications issued by the Borrower or any other party to the Bank in connection with this Agreement or the transactions contemplated by this Agreement in each case as amended, varied or supplemented from time to time, and, in the singular, means any one of such documents.

"Financing Plan"                    means the plan for financing the Project as
                                    set forth in Section 2.01(c).

"Future Net Cash Flow"              means, for any period, the gross revenues
                                    which are projected to be realised by the Borrower from the production and sale of oil and gas from the Fields during such period taking into account the Borrowing Base Reserves only, less the sum of Project Costs which are projected to be incurred during such period in the production of the Borrowing Base
                                    Reserves and the Operating Costs which are projected to be incurred during such period, all in accordance with the Financial Model.

"Generally Accepted
Accounting Principles"              means accounting principles generally
                                    accepted in the United States or the Russian
                                    Federation, as the case may be, and
                                    consistently applied.

"Harvest"                           means Harvest Natural Resources Inc., a
                                    corporation organised and existing under the laws of the State of Delaware in the United
                                    States of America.

"Immovable Property
Mortgage Agreement"                 means the instrument pursuant to which the
                                    Borrower grants to the Bank a first ranking mortgage over all of the Borrower's present and future immovable property, dated 9
                                    April/23 June 1997 as from time to time
                                    amended and/or supplemented in form and
                                    substance satisfactory to the Bank.

"Immovable Property
Mortgage Agreement No 1"            means the instrument pursuant to which the
                                    Borrower grants to the Bank a first ranking mortgage over certain of the Borrower's immovable property identified by the Bank in its sole discretion which instrument shall be in form and substance satisfactory to the Bank.

"Immovable Property
Mortgage Agreement No 2"            means the instrument pursuant to which the
                                    Borrower grants to the Bank a first ranking mortgage over all of the Borrower's present and future immovable property except for the property covered by the Immovable Property
                                    Mortgage Agreement No 1, which instrument shall be in form and substance satisfactory to the Bank.

"Independent Engineer"              means Ryder Scott Company or such other firm
                                    of engineers as may be selected from time to time by the Borrower with the prior written approval of the Bank.

"Independent Engineer
Agreement"                          means the consultancy agreement to be
                                    entered into between the Borrower and the Independent Engineer, which agreement shall be in form and substance satisfactory to the Bank.

"Insurance Assignment
Agreement"                          means the instrument pursuant to which the
                                    Borrower assigns to the Bank all of its
                                    rights, interests and benefits under all insurance now or hereafter maintained by the Borrower and all other insurance relating to the Project, together with the notices and acknowledgements and consents in the forms attached thereto, dated 11 July, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Interbank Rate"                    means, for each Interest Period, the offered
                                    rate which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the relevant
                                    Interest Determination Date for the period which is closest to the duration of such Interest Period (or, if two periods are equally close to the duration of such Interest Period, the average of the two relevant rates); provided that:

                                    (a) if, for any reason, the Interbank Rate cannot be determined at such time by reference to Telerate Page 3750, the Interbank Rate for such Interest Period shall be the rate which the Bank determines to be the arithmetic mean (rounded upward, if necessary, to nearest 1/16%) of the offered rates for deposits in the Loan Currency in an amount comparable to the portion of the Loan scheduled to be outstanding during such Interest Period for a period equal to such Interest Period which are advised to the Bank by three major banks active in the London interbank market selected by the Bank; and

                                    (b) if the Bank determines that deposits in the Loan Currency are not being offered in the London interbank market in such amounts or for such period, the Interbank Rate for such Interest Period shall be the cost to the Bank of funding the portion of the Loan scheduled to be outstanding during such Interest Period from whatever sources it selects.

"Interest
Determination Date"                 means, for any Interest Period, the date two
                                    Business Days prior to the first day of such Interest Period.

"Interest Payment Date"             means any day which is 27 January or 27 July
                                    in any year; provided, however, that, if any Interest Payment Date would otherwise fall on a day which is not a Business Day, such Interest Payment Date shall be changed to the next succeeding Business Day.

"Interest Period"                   means each period of six months commencing
                                    on an Interest Payment Date and ending on the next Interest

                                    Payment Date, except that, in the case of the first Interest Period applicable to each
                                    Disbursement:

                                    (a) if such Disbursement is made at least 15
                                    Business Days prior to the next Interest
                                    Payment Date, such Interest Period shall commence on the date of such Disbursement and end on the next Interest Payment Date; and

                                    (b) if such Disbursement is made less than 15 Business Days prior to the next Interest Payment Date, such Interest Period shall commence on the date of such Disbursement and end on the Interest Payment Date following the next Interest Payment Date.

"Interest Premium"                  means an interest rate based on the amount
                                    of the Borrower's audited net profits
                                    calculated in accordance with Generally
                                    Accepted Accounting Principles accepted in the United States for a Financial Year to be applied to the Interest Period commencing on the next Interest Payment Date to occur after the end of such Financial Year and the next succeeding Interest Period and determined as follows:

                                    Audited net profits                  Interest Premium
                                    ($)                                   (basis points)
                                    less than 8,000,000

                                    between 8,000,000 and 12,000,000            1%

                                    between 12,000,000 and 16,000,000           2%

                                    greater than 16,000,000                     3%

"License"                           means the license to use natural resources
                                    issued to the Borrower and signed on 2 April
                                    1993 by the Committee of the Russian
                                    Federation for Geology and Use of
                                    Underground Resources and on 18 June 1993 by the Administration of the Yamal-Nenets
                                    Autonomous Region, as amended by an
                                    amendment dated 30 July 1996 and as further replaced by the License No. CLX 10867 HP registered by the Russian Federal Geological
                                    Fund on 17 March 2000 and License No. CLX
                                    11053 HP registered by the Russian Federal
                                    Geological Fund on 10 October 2001 as
                                    further amended or replaced from time to time in accordance with the provisions of this Agreement.

"License Agreement"                 means the agreement dated 11 February 2000
                                    among the Ministry of Natural Resources of the Russian Federation for Geology and Use of Underground Resources, the

                                    Administration of the Yamal-Nenets
                                    Autonomous Region and the Borrower on the right to use the underground resources of the North Gubkinskoye and Prisklonovoye Fields (as amended from time to time) and the agreement (undated) among the Ministry of Natural Resources of the Russian Federation, the Administration of the Yamal-Nenets Autonomous Region and the Borrower (as amended from time to time) on the right to use underground resources of the South Tarassovskoye Field, which are supplements to the License.

"Lien" means any mortgage, pledge, charge, privilege, priority, hypothecation, encumbrance, assignment, lien, attachment, set-off or other security interest of any kind upon or with respect to, or any segregation of or other preferential arrangement with respect to, any present or future assets, revenues or rights, including, without limitation, any designation of loss payees or beneficiaries or any similar arrangement under any insurance policy.

"Loan" means the loan provided for in Section 3.01 or, as the context may require, the principal amount thereof from time to time outstanding.

"Loan Currency"                     means the currency in which the Commitment
                                    is denominated as set forth in Schedule 1.

"Loan Life Debt Service
Coverage Ratio"                     means, on any date, (a) the net present
                                    value, discounted at the Discount Rate, of all Future Net Cash Flow for the period from such date to 27 July 2006 or, if earlier, the Reserve Tail Date, divided by (b) the aggregate principal amount of the Loan outstanding on such date.

"Long-term Debt"                    means, with respect to any person, any Debt
                                    of such person which falls due or the final payment of which is due more than one year after the date of determination.

"Management Information
System" means an accounting and management information system which enables planning and monitoring of individual projects and detailed plans of running activities in the form of a budget proposal necessary for implementing strategies and achieving the Borrower's long-term goals, and enabling the Borrower to achieve an optimal organisational structure.

"Margin"                            means 4.75% per annum.

"Marketing Agreements"              means:

                                    (a) commission agreement no. KM-2002-07
                                    dated 25 December 2001 between Open Joint
                                    Stock Company " Severoimpeks" and the
                                    Borrower;

                                    (b) commission agreement no. 2001-04/04
                                    dated 5 December 2001 between Closed Joint
                                    Stock Company "Rosneftegazeksport" and the
                                    Borrower;

                                    (c) agreement on sale of oil on the domestic market no. 02-03-02 dated 21 February 2002 between Joint Stock Company "Jutika Respekt" and the Borrower; and

                                    (d) contract no. 643/12495774/00017 dated 30
                                    August 2001 between the Borrower and Naftex
                                    Oil Trading Ltd;

                                    and all other agreements now or hereafter entered into by the Borrower in accordance with the terms of this Agreement for the marketing or sale of the Borrower's products, which agreements shall be in form and substance satisfactory to the Bank, and, in the singular, means any one of such agreements.

"Minley" means OJSC "Minley", an open joint stock company organised and existing under the laws of the Russian Federation.

"Offshore Account
Assignment Agreement"               means the instrument pursuant to which the
                                    Borrower assigns to the Bank the Borrower's right, title and interest in and to the Offshore Bank Accounts, together with the notices and acknowledgements and consents in the forms attached thereto, dated 30th
                                    September, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Offshore Bank Accounts"            has the meaning given to it in Section
                                    5.11(a).

"Offshore Bank Account
Agreement"                          means the accounts agreement to be entered
                                    into among the Borrower, Citibank, N.A., London Branch, and Moscow Narodny Bank
                                    Limited relating to the Offshore Bank
                                    Accounts, dated 30th September, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Operating Costs"                   means all costs and expenses properly
                                    incurred by the Borrower in accordance with the Financing Agreements, the Project
                                    Agreements and the Development Plan in
                                    operating and maintaining the Project,
                                    including:

                                    (a) all costs and expenses incurred by the Borrower in operating, maintaining, repairing, protecting, treating and servicing the wells and associated production facilities in the Fields and in producing, transporting, storing, treating, disposing of, processing and marketing oil and gas, waste water and other substances produced from the Fields;

                                    (b) all license fees and royalties paid by the Borrower under the License;

                                    (c) insurance premiums paid by the Borrower in maintaining any of the insurance required by this Agreement;

                                    (d) administrative overhead expenses
                                    incurred by the Borrower from time to time, including engineering, data processing, accounting, legal and purchasing costs and charges, but excluding any such amount in respect of which the Borrower is entitled to be reimbursed by any person (until such amount is converted on the accounts of the Borrower to a loss following non-payment);

                                    (e) any fees payable by the Borrower to the banks at which the Offshore Bank Accounts and the Russian Bank Accounts are located and to any security trustee with respect to such accounts;

                                    (f) any fees, commissions, charges, costs and expenses due and payable pursuant to this Agreement and the other Financing Agreements to the Bank, including the fees and expenses of the Independent Engineer and the Bank's outside counsel and insurance, environmental and other consultants; and

                                    (g) all taxes, rates, charges, assessments, duties and tariffs which at any time are imposed or assessed on the Borrower or its income, profits or revenues, imports of goods or services for the Project or production, or the sale or export of production, from the Fields;

                                    but excluding, for the avoidance of doubt, depreciation, amortisation and other non-cash items, capital expenditures other than for maintenance, repairs and replacements essential to the operation of the Project, costs met from insurance proceeds not required to be reflected in the Borrower's financial accounts under Generally Accepted Accounting Principles in the United States and principal and interest due and payable under this Agreement.

"Participant"                       means a person from whom the Bank receives a
                                    formal commitment to acquire a participation in the Loan or, as the case may be, any successor or assignee of such person.

"Participation"                     means the investment of a Participant in the
                                    Loan or, as the context may require, in a Disbursement.

"Permitted Liens"                   means the Liens referred to in Sections
                                    6.05.

"Potential Event of Default"        means any event which, with the giving of
                                    notice, the passage of time or the making of any determination, or any combination thereof, would become an Event of Default.

"Project"                           means the commercial development of the
                                    Fields estimated to contain reserves of
                                    297,000,000 barrels of recoverable crude oil, including the drilling of at least 275 additional wells and the expansion of production facilities and infrastructure, to provide for a maximum production of 75,000 barrels of crude oil per day.

"Project Agreements"                means the Borrower's Charter, the License
                                    (including the Licence Agreement), the
                                    Marketing Agreements, the Services
                                    Agreement, the Transportation Agreement, the
                                    Offshore Bank Account Agreement and the
                                    Independent Engineer Agreement, and, in the singular, means any one of such agreements.

"Project Costs"                     means costs properly incurred by the
                                    Borrower in connection with the development of the Project, as such costs are estimated in Section 2.01(b) and described in the Development Plan, but excluding, for the avoidance of doubt, any costs incurred in exploring for oil and gas in the Fields or elsewhere and any Operating Costs.

"Reserve Tail Date"                 means the date on which 30% of the Borrowing
                                    Base Reserves are projected, in the
                                    Development Plan as updated from time to time in accordance with Section 8.05(c), to remain to be produced.

"Revenues"                          means, for any period, the Borrower's gross
                                    revenues from all sources during such
                                    period, including, without limitation, all revenues from the production and sale of oil and gas, the proceeds of any insurance or other claim (other than insurance proceeds used to meet costs not required to be reflected in the Borrower's financial accounts under Generally Accepted Accounting
                                    Principles in the United States), any
                                    refunds of taxes, any investment income and any payments received by the Borrower under the Marketing Agreements, the Transportation
                                    Agreement and the other Project Agreements.

"Roubles" or "Rb."                  means the lawful currency of the Russian
                                    Federation.

"Russian Account
Pledge Agreement"                   means the instrument pursuant to which the
                                    Borrower grants to the Bank a security
                                    interest in the Borrower's right, title and interest in and to the Russian Bank
                                    Accounts, together with the notices and
                                    acknowledgements and consents in the forms attached thereto, dated 11 July 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Russian Bank Accounts"             has the meaning given to it in Section 5.12.

"Russian Bank Account
Agreements"                         means the account agreements relating to the
                                    Russian Bank Accounts entered into between the Borrower, the Bank and the banks at which the Russian Bank Accounts are located, dated 11th June, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Russian Disbursement
Accounts"                           means the Russian Bank Accounts designated
                                    as such in accordance with Section 5.12(b).

"Security"                          means the security created pursuant to the
                                    Security Documents to secure all amounts owing to the Bank under the Financing
                                    Agreements.

"Security Documents"                means the Contracts Assignment Agreement,
                                    the Equipment Pledge Agreement, the
                                    Expropriation Compensation Assignment
                                    Agreement, the Immovable Property Mortgage
                                    Agreement, the Insurance Assignment
                                    Agreement, the Offshore Account Assignment
                                    Agreement, the Russian Account Pledge
                                    Agreement and the Share Pledges, and, in the singular, means any one of such documents.

"Security Sharing
Agreement"                          means the security sharing agreement entered
                                    into between International Moscow Bank and the Bank providing for, inter alia, sharing of the Security and any other security interest created in favour of either
                                    International Moscow Bank and the Bank to secure any amounts owing by the Borrower, dated 28 May, 1997 as from time to time amended and/or supplemented in form and substance satisfactory to the Bank.

"Services Agreement"                means the services agreement dated 1 January
                                    1999 and the secondment agreement dated 1
                                    June 2002 between the Borrower and Harvest or any other services agreement to be entered into between Harvest (or an Affiliate thereof) and the Borrower with the same subject matter.

"Share Pledges"                     means the instruments pursuant to which
                                    Harvest and Minley pledge in favour of the Bank all of the participation interests in the Borrower owned by Harvest and Minley, respectively, respectively dated 9 April/23
                                    June 1997 as from time to time amended
                                    and/or supplemented.

"Shareholders"                      means Minley and Harvest.

"Shareholders Support
Agreement"                          means the performance, subordination and
                                    share retention agreement dated 9 April 1997 entered into among the Borrower, the Bank and certain other parties as amended, novated, supplemented or varied from time to time.

"Short-term Debt"                   means, with respect to any person, any Debt
                                    of such person other than Long-term Debt.

"Subordinated
Shareholder Loans"                  means Debt of the Borrower owing to any
                                    Shareholder and which is subordinated,
                                    pursuant to the Shareholders Support
                                    Agreement, to the payment of all amounts payable to the Bank under the Financing
                                    Agreements.

"Subsidiary"                        means, with respect to any entity, any other
                                    entity over 50% of whose capital is owned, directly or indirectly, by such entity or which is otherwise effectively controlled by such entity.

"Supply Agreements"                 means, collectively, the major agreements
                                    now or hereafter entered into by the
                                    Borrower in accordance with the terms of this Agreement for the supply of services, equipment or materials for the Project as set forth in the Development Plan, which agreements shall be in form and substance satisfactory to the Bank, and, in the singular, means any one of such agreements.

"Telerate Page 3750"                means the display of London interbank
                                    offered rates of major banks for deposits in the Loan Currency designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace page 3750 on the Dow Jones Telerate Service for the purpose of displaying London interbank offered rates for deposits in the Loan Currency).

"Transportation Agreement"          means agreement no. 0002120 on
                                    transportation of crude oil dated 1 February
                                    2002 between Transneft Joint Stock Company and the Borrower or any other agreement hereafter entered into between the Borrower and the Transneft Joint Stock Company or any other pipeline operator in accordance with the terms of this Agreement for the transportation of the Borrower's products, which agreement shall be in form and substance satisfactory to the Bank.


SECTION 1.02. INTERPRETATION

(a) In this Agreement, unless the context otherwise requires, words denoting the singular include the plural and vice versa, and words denoting persons include corporations, partnerships and other legal persons.

(b) In this Agreement, references to a specified Article, Section, Schedule or Exhibit shall be construed as a reference to that specified Article or Section of, or Schedule or Exhibit to, this Agreement.

(c) The headings and the Table of Contents are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

(d) In this Agreement, references to any person includes its respective permitted successors, transferees and assigns.


ARTICLE II - REPRESENTATIONS AND WARRANTIES


SECTION 2.01. REPRESENTATIONS REGARDING THE PROJECT

         The Borrower represents and warrants as follows:

(a) DEVELOPMENT PLAN. The Project conforms in all material respects with the detailed description thereof contained in the Development Plan. As of the date of the Amending Agreement, the information contained in the Development Plan is true, complete and correct in all material respects, contains no untrue or misleading statement and does not omit any material fact necessary to make the statements therein not untrue or misleading. To the extent that any information contained in the Development Plan relates to forecasts or projections of future events, such forecasts and projections have been prepared in good faith utilising due and careful consideration and based on assumptions that were reasonable at the time that such forecasts and projections were prepared and there has been nothing since the date of the Development Plan that would make such forecasts and projections unreasonable.

(b) ESTIMATED PROJECT COSTS. As of the date of the Amending Agreement, the total estimated cost of the Project is approximately $482,005,000 as follows:

ITEM                                                                                    DOLLARS
       INITIAL PROJECT COSTS
       Drilling and completion                                                        296,600,000
       Pads and connecting roads                                                       19,300,000
       Gathering systems                                                                6,200,000
       Power systems                                                                    9,800,000
       Oil processing equipment                                                        10,800,000
       Offices, housing and field camps                                                 2,600,000
       Miscellaneous valves and fittings                                                7,400,000
       Main roads                                                                      12,200,000
       Engineering and design                                                           3,300,000
       Environmental restoration                                                        4,400,000
       Water pumps and injection systems                                               31,200,000
       Pipeline                                                                         7,300,000
       Financing costs                                                                  1,105,000
       TOTAL INITIAL PROJECT COSTS                                                    412,205,000

       ADDITIONAL PROJECT COSTS FOR SOUTH TARASSOVSKOYE FIELD
       Drilling and completion                                                         45,300,000
       Pads and connecting roads                                                        3,300,000
       Gathering lines                                                                  3,700,000
       Power systems                                                                    1,400,000
       Water pumps and injection systems                                                2,700,000
       Other costs                                                                     13,400,000
       TOTAL ADDITIONAL PROJECT COSTS                                                  69,800,000


TOTAL PROJECT COST                                                                    482,005,000

(c) FINANCING PLAN. The proposed sources of financing the Project are as follows:

                                      INITIAL FINANCING PLAN

INITIAL EQUITY                                                                          DOLLARS
       Harvest                                                                         25,700,000
       Minley                                                                          50,000,000

       TOTAL INITIAL EQUITY                                                            75,700,000

INITIAL PROJECT-GENERATED CASH                                                        271,505,000

INITIAL LONG-TERM DEBT
       EBRD                                                                            55,000,000
       International Moscow Bank                                                       10,000,000

       TOTAL INITIAL LONG-TERM DEBT                                                    65,000,000
TOTAL INITIAL FINANCING
                                                                                      412,205,000


                     ADDITIONAL FINANCING PLAN FOR SOUTH TARASSOVSKOYE FIELD

SUBORDINATED DEBT
       Harvest                                                                          2,500,000

       Minley                                                                           5,000,000

       TOTAL SUBORDINATED DEBT                                                          7,500,000
PROJECT-GENERATED CASH
                                                                                       34,300,000
ADDITIONAL LONG-TERM DEBT

       EBRD                                                                            28,000,000

TOTAL ADDITIONAL LONG-TERM DEBT                                                        28,000,000
TOTAL ADDITIONAL FINANCING
                                                                                       69,800,000


TOTAL FINANCING                                                                       482,005,000


SECTION 2.02. REPRESENTATIONS REGARDING THE BORROWER

         The Borrower represents and warrants as follows:

(a) INCORPORATION. The Borrower is a limited liability company, duly organised and validly existing under the laws of the Russian Federation and registered with all relevant registration bodies in the Russian Federation, and has full power to own the properties which it owns and proposes to own for the purposes of the Project and to carry out the business which it carries out and proposes to carry out for the purposes of the Project.

(b) SUBSIDIARIES. The Borrower has no Subsidiaries.

(c) CHARTER CAPITAL. The Borrower has a charter capital of Rb. 62,957,763. The following is a list of all participants in the Borrower, with their respective percentage participation interests in the Borrower, as of the date of the Amending Agreement:

       PARTICIPANT                                           PERCENTAGE
       Harvest                                                   34
       Minley                                                    66

       TOTAL                                                    100

Of the charter capital referred to above, the equivalent in Roubles of $75,700,000 has been fully paid and all in-kind capital contributions in respect of such participation interests have been made for full commercial value. There are no options, warrants or instruments convertible into participation interests or other agreements relating to the existing capital of the Borrower or for the issuance of additional participation interests of any class or description of the Borrower. No person has any right (other than as a shareholder) to share in the profits of the Borrower.

(d) DIRECTORS AND OFFICERS. As of the date of the Amending Agreement, the Acting General Director of the Borrower is Mr. Ye. Grebenshikov, the Deputy General Directors of the Borrower are Mr. I. Ryaskov and Mr. J. Krug, the Finance Director of the Borrower is Mr. W. Crews and the Chief Accountant of the Borrower is Mrs. G. Tsimbal. As of the date of the Amending Agreement, Mr. L. Mikhelson is the representative of Minley in his capacity as President and Dr.
P. Hill is the representative of Harvest in his capacity as the President and Chief Executive Officer.

(e) FINANCIAL STATEMENTS. The balance sheet of the Borrower as at 30 September 2001 and the related income statement and statement of changes in financial position of the Borrower for the Financial Year ending on that date, and the notes thereon, certified by the Auditors, will present a true and fair view of the financial condition of the Borrower as of the date of such balance sheet and for the period covered by such income statement and statement of changes in financial position and will be prepared in accordance with Generally Accepted Accounting Principles in the United States and, separately, in accordance with Generally Accepted Accounting Principles in the Russian Federation. The Borrower had, as of the date of such balance sheet, no material contingent obligations, liabilities for taxes or unusual forward or long term commitments which will not be disclosed by, or reserved against in, such balance sheet or the notes thereto. Since the date of such balance sheet, the Borrower has not suffered any material adverse change in its business prospects or financial condition, incurred any substantial or unusual loss or liability or undertaken or agreed to undertake any substantial or unusual obligation except under the Financing Agreements and Project Agreements.

(f) TITLE TO ASSETS. The Borrower owns and has good and marketable title to all of the assets (other than the Fields), the ownership of which will be reflected in its most recent balance sheet referred to in Section 2.02(e) or which are referred to in the Security Documents. Pursuant to the License, the Borrower has the exclusive right to use the Fields until 19 September 2018 or 19 March 2023, depending on the Field, for the purpose of exploration and production of crude oil, gas and condensate, has or will have good and marketable title to all of the crude oil, gas and condensate produced from the Fields, free and clear of all Liens other than the Security, and has the right to transport, market and sell all of the crude oil, gas and condensate produced from the Fields. The Borrower's assets, including without limitation its rights to the crude oil, gas and condensate produced from the Fields and the proceeds from the sale thereof, are not subject to any Lien, and the Borrower is not subject to any contract, arrangement or law, whether conditional or unconditional, pursuant to which any such Lien may be created, except for Permitted Liens. The Borrower's assets are insured against such risks and in such amounts as are customary internationally for businesses of a like nature.

(g) MATERIAL CONTRACTS. As of the date of the Amending Agreement, the Borrower is not a party to, or committed to enter into, any agreement, other than the Financing Agreements, the Project Agreements and the Supply Agreements:

         (1) that involves the payment of more than $500,000 (or the equivalent thereof in other currencies) per year or in the aggregate more than $1,500,000 (or the equivalent thereof in other currencies) over the term of such agreement;

         (2) that relates to the Project; or

         (3) that would or might affect the judgement of a prospective lender in considering whether to provide financing to the Borrower.

(h) COMPLIANCE WITH LAW. The Borrower is not in violation of any law presently in effect. To the best of the Borrower's knowledge, no law has been proposed or is expected which may have a material adverse effect on its business prospects or financial condition or its ability to perform any of its obligations under the Financing Agreements or Project Agreements. All tax returns and reports of the Borrower required by law to be filed have been duly filed and all tax assessments, fees and other governmental charges upon the Borrower, its properties and its income, which are due and payable, have been paid, other than those currently payable without penalty or interest. Neither the Borrower nor any of its officers, directors or authorised employees, agents or representatives has paid, promised to pay or offered to pay, or authorised the payment of, any commission, bribe, pay-off or kickback related to the Project that violates any applicable law or entered into any agreement pursuant to which any such commission, bribe, pay-off or kickback may or will at any time be paid.

(i) NO DEFAULT. The Borrower is not in default under any agreement, obligation or duty to which it is a party or by which it or any of its properties or assets is bound and there exists no Event of Default and no Potential Event of Default.

(j) ENVIRONMENTAL COMPLIANCE. The Borrower and its businesses, operations, assets, equipment, property, leaseholds and other facilities are in compliance with the provisions of all applicable environmental, health and safety laws. The Borrower has been issued all required permits, licenses, certificates and approvals relating to, and has received no complaint, order, directive, claim, citation or notice from any governmental authority or other person with respect to, air emissions, discharges to surface water or ground water, noise emissions, solid or liquid waste disposal, the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes or other environmental, health or safety matters.

(k) LITIGATION. The Borrower is not engaged in, or, to the best of its knowledge, threatened by, any litigation, arbitration or administrative proceeding, the outcome of which might have a material adverse effect on its business prospects or financial condition.


SECTION 2.03. REPRESENTATIONS REGARDING THE AGREEMENTS

         The Borrower represents and warrants as follows:

(a) CORPORATE POWER. The Borrower has the corporate power to enter into and perform the Financing Agreements and Project Agreements to which it is a party.

(b) DUE AUTHORISATION; ENFORCEABILITY; NO CONFLICT. The Financing Agreements and Project Agreements to which the Borrower is a party have been duly authorised by the Borrower. This Agreement has been duly executed by the Borrower and this Agreement constitutes, and the other Financing Agreements and Project Agreements to which the Borrower is a party, when executed and delivered, will constitute, valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms. The making of the Financing Agreements and Project Agreements and the compliance with the terms thereof:

         (1) will not result in violation of the Borrower's Charter or any provision contained in any law applicable to the Borrower;

         (2) will not conflict with or result in the breach of any provision of, or require any consent under, or result in the imposition of any Lien under, any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its assets is bound; and

         (3) will not constitute a default or an event which, with the giving of notice, the passage of time or the making of any determination, or any combination thereof, would constitute a default under any such agreement or instrument.

(c) GOVERNMENTAL APPROVALS. No governmental licenses, approvals, consents, filings or registrations are required for the due execution, delivery or performance by the Borrower of any Financing Agreement or Project Agreement, or the validity or enforceability thereof, except for (1) the authorisation of the Central Bank of Russia for the incurrence and repayment of the indebtedness incurred under this Agreement and the establishment and operation of the Offshore Bank Accounts as contemplated herein, (2) those required for the validity, perfection and priority of the Security as listed in Schedule 3, and (3) the construction, environmental and operating permits and approvals listed in the Development Plan.

(d) RANKING. This Agreement constitutes a direct, unconditional and secured general obligation of the Borrower and the indebtedness incurred by the Borrower hereunder ranks and will rank in priority of payment at least equal with all other present and future indebtedness of the Borrower.

(e) SECURITY. Each Security Document will, when executed and delivered and when the documents, recordings, filings, notifications and registrations listed in
Schedule 3 have been executed or made, constitute a valid and perfected security interest in, and a Lien of first priority on, the collateral covered by such Security Document, securing payment of all principal, interest and other amounts payable to the Bank under the Financing Agreements and ranking senior to all other Liens on such collateral. The Borrower is not a party to any other security agreement or instrument creating or purporting to create a Lien on such collateral.

(f) PROJECT AGREEMENTS. Each of the License, the Services Agreement, the Marketing Agreements and the Transportation Agreement is in full force and effect without modification from the form referred to in Section 1.01. There has occurred no breach, and no event which with the giving of notice, the passage of time or the making of any determination, or any combination thereof, would constitute a breach, of any such Project Agreement.


SECTION 2.04. ACKNOWLEDGEMENT AND WARRANTY

         The Borrower acknowledges that it has made the representations and warranties contained in Sections 2.01, 2.02 and 2.03 with the intention of inducing the Bank to enter into this Agreement and that the Bank has entered into this Agreement on the basis of, and in full reliance on, each of such representations and warranties. The Borrower has no knowledge of any additional facts or matters which would or might reasonably be expected to affect the judgement of a prospective lender regarding lending to the Borrower. The Borrower warrants to the Bank that each of such representations and warranties is true and correct and that none of them omits any matter the omission of which makes any of such representations and warranties misleading.


ARTICLE III - LOAN


SECTION 3.01. AMOUNT AND CURRENCY

         Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrower, on a revolving basis during the Commitment Period, a maximum aggregate principal amount not to exceed the Commitment.

SECTION 3.02. DISBURSEMENTS

(a) The Borrower may borrow and reborrow the Commitment on any Business Day during the Commitment Period in one or more Disbursements as requested by the Borrower. The Borrower may request a Disbursement by submitting to the Bank an original application for such Disbursement, in the form of Exhibit A and in substance satisfactory to the Bank, at least 10 Business Days prior to the proposed date of such Disbursement. Such application shall, unless the Bank otherwise agrees, be irrevocable and binding on the Borrower.

(b) Each Disbursement shall be:

         (1) in an amount not to exceed the Available Amount as of the date of such Disbursement;

         (2) in an amount not less than $2,000,000 or, if less, such Available Amount; and

         (3) in integral multiples of $1,000,000 or such Available Amount.


SECTION 3.03. SUSPENSION AND CANCELLATION

(a) From time to time while the Loan is being disbursed, the Bank may, by notice to the Borrower, suspend or cancel the right of the Borrower to further
Disbursements:

         (1) if the first Disbursement after the date of the Amending Agreement has not been made by the date six months after the date thereof or such other date as may be agreed by the parties hereto;

         (2) if an Event of Default or Potential Event of Default has occurred and is continuing; or

         (3) if the Board of Governors of the Bank has decided in accordance with Article 8, paragraph 3, of the Agreement Establishing the Bank that access by the Russian Federation to Bank resources should be suspended or otherwise modified.

Upon the giving of such notice, the right of the Borrower to further Disbursements shall be suspended or cancelled as indicated in the notice. The exercise by the Bank of the right of suspension shall not preclude the Bank from exercising its right of cancellation as provided in this Section 3.03, either for the same or another reason, and shall not limit any other provision of this Agreement.

(b) The Borrower shall have the right at any time, on not less than 30 days' prior notice to the Bank, to cancel in whole or in part the then unutilised portion of the Commitment, provided that:

         (1) in the case of a partial cancellation of the Commitment:

                  (A) such cancellation shall be in an amount of not less than $1,000,000 and in integral multiples of $1,000,000;

                  (B) the Commitment for the then current period set forth in
                  Schedule 1 shall be reduced by the amount of such cancellation; and

                  (C) if the Commitment for such then current period is thereby reduced to an amount which is less than the Commitment for any subsequent period set forth in Schedule 1, the Commitment for each such subsequent period shall be reduced to the Commitment for such then current period as so reduced;

         (2) the Borrower shall pay to the Bank on the date of cancellation:

                  (A) all accrued commitment charge on the cancelled portion of the Commitment and all other amounts due hereunder; and

                  (B) a cancellation fee equal to the following percentage of the amount of the Commitment to be cancelled:

              DATE OF CANCELLATION                                                 PERCENTAGE
              On or prior to 18 months from the date of the Amending                  2.50
              Agreement

              After 18 months and on or prior to 30 months from the                   1.50
              date of the Amending Agreement

              After 30 months and on or prior to 42 months from the                   0.75
              date of the Amending Agreement

              After 42 months from the date of the Amending Agreement                    0

Any such notice of cancellation by the Borrower shall be irrevocable and binding on the Borrower. No portion of the Commitment which is cancelled by the Borrower may be reinstated.

SECTION 3.04. CHARGES, COMMISSIONS AND FEES

(a) The Borrower shall pay to the Bank during the Commitment Period a commitment charge at the rate of 0.5% per annum on so much of the Commitment as is not, from time to time, disbursed and outstanding or cancelled. The commitment charge shall accrue from day to day from the date which is 30 days after 21 November 1996 and shall be calculated on the basis of the actual number of days elapsed in the relevant period and a 360-day year. The commitment charge shall be due and payable in arrears on each Interest Payment Date (even though no interest may be payable on such date). The Bank acknowledges receipt of the commitment charge accrued until 27 July, 2002.

(b) The Borrower shall pay to the Bank a front-end commission in an amount and on the dates as separately agreed between the Borrower and the Bank pursuant to a letter agreement dated 21 November 1996. The Bank acknowledges receipt of this front-end commission.

(c) The Borrower shall pay to the Bank during the term of this Agreement an annual loan administration fee in the amount of $5,000 per annum. Such loan administration fee shall be due and payable in advance, for the initial year, within 30 days after 21 November 1996 and, for each subsequent year, on each anniversary thereof. In the event that a Participant hereafter acquires a Participation, the Borrower shall pay to the Bank during the term of this Agreement an additional annual loan administration fee in the amount of $5,000 per annum for each such Participant. Such additional loan administration fee shall be due and payable in advance, for the initial year, within 30 days after receipt by the Borrower of notice from the Bank that such Participant has acquired such Participation and, for each subsequent year, on each anniversary of the date on which such Participant acquired such Participation.


SECTION 3.05. INTEREST

(a) Except as provided in Section 3.06, the Borrower shall pay interest on the principal amount of the Loan from time to time outstanding (or, in the case of the first Interest Period for each Disbursement, the principal amount of such Disbursement from time to time outstanding):

         (1) until the first repayment installment date set forth in Section
         3.07 or, if earlier, the first date on which the outstanding principal amount of the Loan equals $55,000,000, at a rate equal to the sum of the Margin and the Interbank Rate for such Interest Period; and

         (2) thereafter, the sum of the Margin, the Interest Premium, and the Interbank Rate for such Interest Period.

(b) Interest shall:

         (1) accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period;

         (2) be calculated on the basis of the actual number of days elapsed and a 360-day year; and

         (3) interest shall be due and payable on the Interest Payment Date which is the last day of the relevant Interest Period.

(c) On each Interest Determination Date, the Bank shall determine the interest rate applicable during the relevant Interest Period and promptly give notice thereof to the Borrower. Each determination by the Bank of the interest rate applicable to any portion of the Loan shall be final, conclusive and binding upon the Borrower unless shown by the Borrower to the satisfaction of the Bank that any such determination has involved clerical error.


SECTION 3.06. DEFAULT INTEREST

(a) If the Borrower fails to pay when due any amount payable by it under this Agreement, the overdue amount shall bear interest at a rate equal to the sum of:

         (1) 2.0% per annum;

         (2) the Margin; and

         (3) the rate of interest offered in the London interbank market for a deposit in the Loan Currency of an amount comparable to the overdue amount for a period equal to the relevant Default Interest Period or, if the Bank determines that deposits in the Loan Currency are not being offered in the London interbank market in such amounts or for such period, the cost of funds to the Bank from whatever sources it selects.

(b) Default interest shall:

         (1) accrue from day to day from the due date to the date of actual payment, after as well as before judgement, if any;

         (2) be calculated on the basis of the actual number of days elapsed and a 360-day year;

         (3) be compounded at the end of each Default Interest Period; and

         (4) be due and payable forthwith upon demand.

(c) Each determination by the Bank of the interest rates applicable to amounts in default and of Default Interest Periods shall be final, conclusive and binding upon the Borrower unless shown by the Borrower to the satisfaction of the Bank that any such determination has involved clerical error.


SECTION 3.07. REPAYMENT

(a) The Borrower shall repay the Loan in instalments on each of 27 January 2000, 27 July 2000, 27 January 2001, 27 July 2001, 27 January 2002, 27 July 2002, 27
January 2004, 27 July 2004, 27 January 2005, 27 July 2005, 27 January 2006 and 27 July 2006. On each such date, the Borrower shall repay such amount of the Loan as is necessary to ensure that, after such repayment, the outstanding principal amount of the Loan does not exceed the Commitment for the period commencing on such date.

(b) The dates for payment of principal of the Loan are intended to coincide with Interest Payment Dates. If any Interest Payment Date is affected by the proviso to the definition of "Interest Payment Date", then the corresponding date for payment of principal shall be changed to coincide with such Interest Payment Date.


SECTION 3.08. VOLUNTARY AND MANDATORY PREPAYMENT

(a) The Borrower shall have the right at any time, on not less than 30 days' prior notice to the Bank, to prepay on any Interest Payment Date all or a part of the principal amount of the Loan then outstanding; provided that:

         (1) the Borrower furnishes the Bank with evidence satisfactory to the Bank that there will be sufficient funds in the Debt Service Account and the Russian Bank Accounts (other than the Russian Disbursement Accounts) to enable such prepayment to be made in accordance with
         Section 5.13(a);

         (2) the Borrower shall pay to the Bank at the same time all accrued interest and other amounts payable on the principal amount of the Loan to be prepaid and all other amounts due hereunder; and

         (3) in the case of partial prepayment, such prepayment shall be in an amount of not less than $1,000,000 and in integral multiples of $1,000,000.

Any such notice of prepayment by the Borrower shall be irrevocable and binding on the Borrower and, upon delivery of such notice, the Borrower shall be obligated to prepay the Loan in accordance with the terms thereof.

(b) In the event that, at any time, the outstanding principal amount of the Loan exceeds the Borrowing Base as calculated in accordance with the most recent banking case prepared pursuant to Section 8.05(c), the Borrower shall, on the next Interest Payment Date, prepay such amount of the Loan as is necessary to ensure that, after such prepayment, the outstanding principal amount of the Loan equals the Borrowing Base.

(c) Amounts of the Loan prepaid by the Borrower under Section 3.08(a) or 3.08(b) may be reborrowed by the Borrower in accordance with the provisions of Section 3.02.


SECTION 3.09. PAYMENTS

(a) Payments of principal, interest, charges, commissions, fees, expenses and any other amounts due to the Bank under this Agreement shall be made in the Loan Currency, for value on the due date, to such bank or banks, and in such place or places, as the Bank may from time to time designate by notice to the Borrower.

(b) The sums to be disbursed by the Bank to the Borrower hereunder shall be payable in the Loan Currency in New York, New York for value, unless otherwise agreed by the Borrower and the Bank, on the value date requested by the Borrower in its Disbursement application, to the account of the Bank for the benefit of the Borrower. The Borrower hereby irrevocably authorises and instructs the Bank, at the Borrower's expenses, to transfer such sums to the Disbursement Account.

(c) If any date for any payment under this Agreement would otherwise fall on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day.

(d) The Bank shall have the right, to the fullest extent permitted by law, to apply any amount on deposit or account with the Bank to or for the credit of the Borrower in any currency and whether or not matured, in reduction of amounts due and payable hereunder, whether or not the Bank has demanded payment hereunder. The Bank may, to the fullest extent permitted by law, deduct from the proceeds of any Disbursement any charges, commissions, fees, expenses and other amounts then due and payable by the Borrower to the Bank under any Financing Agreement and the credit advice of the Bank shall reflect such deduction. The Bank will give notice to the Borrower of any such application and/or deduction promptly after having made same.


SECTION 3.10. INSUFFICIENT PAYMENTS

(a) Notwithstanding any other provision of this Agreement, if the Bank at any time receives less than the full amount then due and payable to it under this Agreement, the Bank shall have the right to allocate and apply such payment in any way or manner and for such purpose or purposes under this Agreement as the Bank in its sole discretion determines, notwithstanding any instruction that the Borrower may give to the contrary.

(b) The obligation of the Borrower to make payments in accordance with Section 3.09(a) shall not be deemed to have been novated, discharged or satisfied by any tender of, or recovery under a judgement expressed in, any currency other than the Loan Currency or by any tender or recovery in any place other than the place specified in Section 3.09(a), except to the extent to which such tender or recovery results in the effective payment, in the Loan Currency and at the place specified in Section 3.09(a), of the full amount due to the Bank hereunder. The amount, if any, by which such tender or recovery falls short of such amount shall be and remain due to the Bank as a separate obligation, unaffected by judgement having been obtained (if such is the case) for any other amounts due under or in respect of this Agreement.


SECTION 3.11. TAXES

(a) The Borrower shall pay or cause to be paid all present and future taxes, duties, fees and other charges of whatsoever nature, together with any interest thereon and penalties with respect thereto, now or at any time hereafter levied or imposed by the Russian Federation or the Government of the Russian Federation, or by any department, agency, political subdivision or taxing or other authority thereof or therein, or by any organisation of which the Russian Federation is a member, or by any jurisdiction out of which or through which payments hereunder are made, on or in connection with the payment of any amounts due to the Bank under this Agreement.

(b) All payments of principal, interest and other amounts due to the Bank under this Agreement shall be made without set-off or counterclaim and free and clear of, and without deduction or withholding for or on account of, any such taxes, duties, fees or charges; provided, however, that, in the event that the Borrower is prevented by operation of law or otherwise from paying or causing to be paid such taxes, duties, fees or other charges, the principal, interest or other amount (as the case may be) due under this Agreement shall be increased to such amount as may be necessary to yield and remit to the Bank the full amount it would have received had such payment been made without deduction of such taxes, duties, fees or other charges.

(c) The provisions of Sections 3.11(a) and 3.11(b) shall not apply to taxes, duties, fees or other charges to the extent that such taxes, duties, fees or other charges arise as a direct consequence of a Participation having been acquired by a Participant whose principal office is located in the Russian Federation or by the permanent office or establishment in the Russian Federation of a Participant.


SECTION 3.12. UNWINDING COSTS

(a) If, for any reason (including, without limitation, an acceleration pursuant to Section 7.02 or 7.03), any portion of the Loan becomes due and payable on a date other than the last day of an Interest Period, the Borrower shall pay to the Bank on demand the amount, if any, by which:

         (1) the interest which would have accrued on such portion of the Loan from the date on which such portion of the Loan has become due and payable to the last day of the then current Interest Period at a rate equal to the Interbank Rate for such Interest Period;

exceeds:

         (2) the interest which the Bank would be able to obtain if it were to place an amount equal to such portion of the Loan on deposit with a leading bank in the London interbank market for the period commencing on the date on which such portion of the Loan has become due and payable and ending on the last day of the then current Interest Period.

(b) If any overdue amount is paid on a date other than the last day of a Default Interest Period, the Borrower shall pay to the Bank on demand the amount, if any, by which:

         (1) the interest which would have accrued on such overdue amount from the date of receipt of such overdue amount to the last day of the then current Default Interest Period at a rate equal to the rate specified in Section 3.06(a)(3) for such Default Interest Period;

exceeds:

         (2) the interest which the Bank would be able to obtain if it were to place an amount equal to such overdue amount on deposit with a leading bank in the London interbank market for the period commencing on the date of receipt of such overdue amount and ending on the last day of the then current Default Interest Period.

(c) A certificate of the Bank as to any amount payable under this Section 3.12 shall be final, conclusive and binding on the Borrower unless shown by the Borrower to the satisfaction of the Bank to contain manifest error.


SECTION 3.13. INCREASED COSTS

         The Borrower shall, from time to time on demand of the Bank, reimburse the Bank for any net incremental costs to the Bank of making or maintaining the Loan or to any Participant of acquiring or maintaining its Participation which result from any change in applicable law or in the interpretation thereof by any governmental or regulatory authority charged with the administration thereof subsequent to 21 November 1996. A certificate of the Bank or such Participant as to the amount of such net incremental costs shall be final, conclusive and binding on the Borrower unless shown by the Borrower to the satisfaction of the Bank to contain clerical error.


SECTION 3.14. ILLEGALITY

         Notwithstanding anything in this Agreement, if, subsequent to 21 November 1996, any change made in any applicable law or the interpretation or application thereof by any governmental authority charged with the administration thereof makes it unlawful for the Bank or any Participant to continue to maintain or to fund the Loan or its Participation, as the case may be, then:

         (1) upon request by the Bank, the Borrower shall, on the next Interest Payment Date or such earlier date as the Bank may specify, prepay that portion of the principal amount of the Loan which the Bank notifies to the Borrower as being affected by such change, together with all accrued interest and other amounts payable thereon; and

         (2) upon notice from the Bank, the right of the Borrower to disbursement of any portion of the Loan which the Bank notifies to the Borrower as being affected by such change and which has not theretofore been disbursed shall terminate immediately.


SECTION 3.15. LOAN ACCOUNT

         The Bank shall open and maintain on its books an account in the Borrower's name showing the Disbursements and repayments thereof and the computation and payment of interest, charges, commissions, fees and other amounts due and sums paid hereunder. Such account shall be final, conclusive and binding on the Borrower as to the amount at any time due from the Borrower hereunder unless shown by the Borrower to the satisfaction of the Bank to contain clerical error.


ARTICLE IV - CONDITIONS PRECEDENT


SECTION 4.01. CONDITIONS OF FIRST DISBURSEMENT

         The Bank and the Borrower hereby acknowledge that the obligation of the Bank to make the first Disbursement was subject to the prior fulfilment, in form and substance satisfactory to the Bank, of the following conditions precedent and that such conditions precedent were fulfilled or waived prior to the first Disbursement under this Agreement:

(a) FINANCING AGREEMENTS. The Bank shall have received duly executed originals of the following agreements, each in form and substance satisfactory to the
Bank:

         (1) the Shareholders Support Agreement;

         (2) the Russian Bank Account Agreements; and

         (3) a direct warranty by the Independent Engineer in favour of the Bank.

(b) PROJECT AGREEMENTS. The Bank shall have received certified copies of the following agreements, each in form and substance satisfactory to the Bank:

         (1) the License (including the License Agreement);

         (2) the Marketing Agreements;

         (3) the Services Agreement;

         (4) the Transportation Agreement;

         (5) the Supply Agreements;

         (6) the Offshore Bank Account Agreement; and

         (7) the Independent Engineer Agreement.

(c) SECURITY. The Security (other than the Immovable Property Mortgage Agreement) shall have been validly created and perfected in a manner satisfactory to the Bank and the Bank shall have received duly executed originals of the following Security Documents, each in form and substance satisfactory to the Bank, together with any document, recording, filing, notification, registration, notarisation or other evidence required, in the opinion of the Bank, for the creation, validity, perfection or priority of the Liens of the Bank in or under such Security Documents (other than, in the case of the Immovable Property Mortgage Agreement, notarisation and registration of such Security Document):

         (1) the Contracts Assignment Agreement;

         (2) the Equipment Pledge Agreement;

         (3) the Expropriation Compensation Assignment Agreement;

         (4) an Immovable Property Mortgage Agreement covering all of the Borrower's present immovable property;

         (5) the Insurance Assignment Agreement;

         (6) the Offshore Account Assignment Agreement;

         (7) the Russian Account Pledge Agreement; and

         (8) the Share Pledges.

(d) CHARTERS. The Bank shall have received certified copies of the Charters (and, if relevant, certificates of registration and good standing) of the Borrower, the

Shareholders and, at the reasonable request of the Bank, any other parties to the Financing Agreements and Project Agreements, each as amended to date.

(e) CORPORATE AUTHORISATIONS. The Bank shall have received certified copies of all corporate (including, if required, shareholder) authorisations and approvals necessary for the due execution, delivery and performance of the Financing Agreements and Project Agreements, and any other documents in implementation thereof, by the Borrower, the Shareholders and for the transactions contemplated thereby, including the authorisations of the persons signing the Financing Agreements and Project Agreements on behalf of the Borrower and the Shareholders to sign such documents and to bind the respective parties thereby.

(f) SPECIMEN SIGNATURES. The Bank shall have received:

         (1) a certificate of incumbency and authority of the Borrower substantially in the form of Exhibit B; and

         (2) a certificate of an appropriate officer of each Shareholder certifying the specimen signature of each person authorised to sign, on behalf of such party, the Financing Agreements and Project Agreements to be entered into and performed by such party.

(g) GOVERNMENTAL AND OTHER APPROVALS. The Bank shall have received certified copies of all governmental, creditors' and other licenses, approvals, consents, filings and registrations necessary for the execution, delivery and performance of the Financing Agreements and Project Agreements by the Borrower, the Shareholders and, at the request of the Bank, any other parties thereto and for the transactions contemplated thereby, including, without limitation:

         (1) the borrowing by the Borrower under this Agreement;

         (2) the creation of the Security;

         (3) the carrying out of the Project and the Financing Plan;

         (4) the remittance to the Bank of all monies payable in respect of this Agreement and the Security; and

         (5) the carrying on of the business of the Borrower as it is presently carried on and is contemplated to be carried on.

(h) INSURANCE. The Bank shall have received an original insurance certificate from the Borrower's insurer or insurance broker showing that all insurance policies and endorsements required pursuant to Section 5.04 are in full force and effect and certified copies of such insurance policies and endorsements.

(i) AUDITORS LETTER. The Bank shall have received a copy of a letter to the Auditors from the Borrower substantially in the form of Exhibit C.

(j) EQUITY. The Bank shall have received evidence satisfactory to the Bank that the Shareholders have contributed, in a manner satisfactory to the Bank, at least

$75,700,000 (or the equivalent thereof in other currencies at then current rates of exchange) in paid-in capital to the Borrower and the Borrower has expended such paid-in capital on the Project.

(k) EXISTING FINANCIAL DEBT. The Bank shall have received evidence satisfactory to the Bank that all Financial Debt of the Borrower (other than Financial Debt permitted under Section 6.04) and all Liens on any property, revenues or other assets of the Borrower (other than Permitted Liens) have been discharged in full.

(l) BANK ACCOUNTS. The Bank shall have received evidence satisfactory to the Bank that the Offshore Bank Accounts and the Russian Bank Accounts have been duly established.

(m) INDEPENDENT ENGINEER. The Borrower shall have appointed the Independent Engineer in a manner satisfactory to the Bank to perform its functions as provided for in the Financing Agreements.

(n) SURFACE RIGHTS. The Bank shall have received evidence satisfactory to the Bank that the Borrower has all appurtenant surface land rights required for the Project.

(o) DEVELOPMENT PLAN. The Bank shall have received the Development Plan, in form and substance satisfactory to the Bank and the Independent Engineer.

(p) INITIAL BANKING CASE. The Bank shall have received the initial banking case prepared by the Borrower in accordance with Section 8.05(c) not more than 45 days prior to such Disbursement and such banking case (including the assumptions and estimates contained therein) shall be in form and substance satisfactory to the Bank.

(q) AUDITED FINANCIAL STATEMENTS. The Bank shall have received the balance sheet of the Borrower as at 31 December 1995 and the related income statement and statement of changes in financial position of the Borrower for the Financial Year ending on that date, and the notes thereon, certified by the Auditors, and such balance sheet, income statement and statement of changes in financial position and notes thereon shall be satisfactory to the Bank in its sole discretion.

(r) ENVIRONMENTAL ACTION PLAN. The Bank shall have received the Environmental Action Plan, in form and substance satisfactory to the Bank.

(s) PROCESS AGENT APPOINTMENTS. The Bank shall have received written confirmation from the agents for service of process appointed by the Borrower and the Shareholders pursuant to the Financing Agreements of their acceptances of such appointments.

(t) LEGAL OPINIONS. The Bank shall have received:

         (1) the opinion of Emens, Kegler, Brown, Hill & Ritter, special counsel to Benton Oil and Gas Company;

         (2) the opinion of Baker & McKenzie, special Russian counsel to the Borrower;

         (3) the opinion of Allen & Overy, special Russian counsel to the Bank;

         (4) the opinion of Baker & McKenzie, special English counsel to the Borrower; and

         (5) the opinion of Allen & Overy, special English counsel to the Bank;

in each case regarding such matters incident to the transactions contemplated by the Financing Agreements and Project Agreements as the Bank shall reasonably request, which opinions shall be in form and substance satisfactory to the Bank.


SECTION 4.02. CONDITIONS FOR CERTAIN DISBURSEMENTS

(a) If, immediately after any Disbursement requested by the Borrower under this Agreement, the outstanding principal amount of the Loan would exceed $30,000,000, then the obligation of the Bank to make such Disbursement shall be subject to the Bank having received (in addition to any other condition precedent to making of a Disbursement), together with the application for such
Disbursement:

         (A) evidence satisfactory to the Bank that the Shareholders have jointly provided (by way of equity or subordinated shareholder loans) $7,500,000 in additional funds to the Borrower and that these funds have been applied exclusively towards a reduction of the accounts payable and other Current Liabilities of the Borrower; and

         (B) evidence satisfactory to the Bank that no less than $8,000,000 from Disbursements which shall have been effected after the date of the Amending Agreement and prior to the requested Disbursement date have been applied exclusively towards a reduction of the accounts payable and other Current Liabilities of the Borrower.

(b) If, immediately after any Disbursement requested by the Borrower under this Agreement, the outstanding principal amount of the Loan would exceed $40,000,000, the obligation of the Bank to make such Disbursement shall be subject to the fulfilment, in form and substance satisfactory to the Bank of the following condition precedent on or prior to the date of the application for such Disbursement:

         (A) the Bank shall have approved of the identity of and the terms of engagement for the hiring of a consultant to develop the Management Information System to be installed by the Borrower and shall have been provided with evidence to its satisfaction as to the engagement of that consultant on such terms prior to any such disbursement.

(c) If, immediately after any Disbursement requested by the Borrower under this Agreement, the outstanding principal amount of the Loan would exceed $45,000,000, the obligation of the Bank to make such Disbursement shall be subject to the Bank having received (in addition to any other condition precedent to making of a Disbursement) together with the application for such
Disbursement:

         (A) a certification of technical and operational completion signed by the Independent Engineer of the Management Information System to be installed by the Borrower, the scope of which shall have been agreed with the Bank in advance, confirming, among other things, that the Borrower has (1) prepared a FIT-GAP analysis report defining the Borrower's requirements for an effective and efficient Management Information System; (2) acquired suitable tools (as identified in the FIT-GAP analysis report) for creating the Management Information System; and (3) performed an initial training (as identified in the FIT-GAP analysis report) of the relevant employees in use of the Management Information System;

         (B) duly executed original of an agreement terminating the Immovable Property Mortgage Agreement;

         (C) duly executed original of the Immovable Property Mortgage Agreement No 1 together with (1) evidence satisfactory to the Bank as to the due notarisation and registration of the Immovable Property Mortgage Agreement No 1 and (2) an opinion of Allen & Overy, special Russian counsel to the Bank in form and substance to its satisfaction in respect of same;

         (D) duly executed original of the Immovable Property Mortgage Agreement No 2.


SECTION 4.03. CONDITIONS FOR ANY DISBURSEMENT

         The obligation of the Bank to make any Disbursement shall also be subject to the fulfilment, in form and substance satisfactory to the Bank, of the conditions that, on the date of the Borrower's application for such Disbursement and on the date of such Disbursement:

(a) CONTINUING VALIDITY OF DOCUMENTS. All agreements, documents and instruments delivered to the Bank (A) pursuant to Section 4.01 and 4.02, if applicable, and
(B) as conditions precedent to the effectiveness of the Amending Agreement, shall be in full force and effect and unconditional.

(b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made or confirmed by the Borrower and the Shareholders in the Financing Agreements and Project Agreements shall be true on and as of such dates with the same effect as though such representations and warranties had been made on and as of such dates.

(c) NO DEFAULT. No Event of Default or Potential Event of Default shall have occurred and be continuing or shall, in the reasonable opinion of the Bank, be imminent and the Borrower shall not, as a result of such Disbursement, be in violation of its Charter, any provision contained in any agreement or instrument to which the Borrower is a party (including this Agreement) or by which the Borrower is bound or any law applicable to the Borrower.

(d) NO MATERIAL ADVERSE CHANGE. Nothing shall have occurred which, in the reasonable opinion of the Bank, might have a material adverse effect on the carrying out of the Project, the Borrower's business prospects or financial condition or the ability of the Borrower to perform any of its obligations under any Financing Agreement or Project Agreement.

(e) USE OF PROCEEDS. The proceeds of such Disbursement shall be needed by the Borrower for the purposes of the Project and the Bank shall have received such evidence as to the proposed utilisation of the proceeds of such Disbursement and the utilisation of the proceeds of any prior Disbursement as the Bank reasonably requests.

(f) DISBURSEMENT APPLICATION. The Bank shall have received an original of the Borrower's timely application for such Disbursement substantially in the form of Exhibit A.

(g) MILESTONES. If such Disbursement is made prior to the date 54 months from the date of the first Disbursement, the Bank shall have received written confirmation from the Independent Engineer that the Borrower has produced from the Fields, on average during the six-month period ending on the last six-month anniversary of the first Disbursement occurring prior to the date of such Disbursement, not less than the minimum level of daily production of crude oil set forth in Schedule 4 for such period.

(h) CASH COLLATERAL ACCOUNT. The balance of the Cash Collateral Account shall be not less than the minimum amount which is required pursuant to Section 5.11(e) after taking into account such Disbursement and such balance shall have been generated by Project revenues.

(i) OTHER. The Bank shall have received such other documents and legal opinions as the Bank may reasonably request.


ARTICLE V - AFFIRMATIVE COVENANTS

         Unless the Bank otherwise agrees in writing:


SECTION 5.01. PROJECT IMPLEMENTATION

(a) The Borrower shall carry out the Project in accordance with the Development Plan and cause the financing specified in the Financing Plan to be applied exclusively to the Project. The proceeds of the Disbursements to be effected after the date of the Amending Agreement in the aggregate amount of $8,000,000 shall be applied exclusively towards a reduction of the accounts payable and other Current Liabilities of the Borrower.

(b) The Borrower shall, at its own expense, retain the Independent Engineer pursuant to the Independent Engineer Agreement to perform the functions specified in the Financing Agreements. The Independent Engineer shall, at the Bank's direction and at the Borrower's expense, visit the Fields once in each calendar year for the purpose of confirming proven producing and proven non-producing reserves.

SECTION 5.02. MAINTENANCE AND CONTINUITY OF BUSINESS

         The Borrower shall maintain its corporate existence in compliance with all applicable laws. The Borrower shall conduct its business and carry out the Project in accordance with internationally accepted practices in the oil and gas industry and in compliance with all applicable laws.


SECTION 5.03. ENVIRONMENT, HEALTH AND SAFETY

(a) The Borrower shall conduct its business with due regard to the environment, health and safety. The Borrower shall carry out the Project in accordance with environmental standards in effect from time to time in the jurisdiction in which the Project is located and with environmental standards existing in the European Union on the date of the Amended and Restated Agreement (or, in the event that such standards do not exist in the European Union, as set forth in the World Bank Group's Pollution Prevention and Abatement Handbook). Without limiting the foregoing, the Borrower shall diligently implement and adhere to the Environmental Action Plan.

(b) Not later than 30 days prior to the date of the first Disbursement, the Borrower shall submit to the Bank for approval the proposed plan of environmental protection measures for the Project, including, without limitation, detailed environmental performance criteria, standards, practices and procedures. Upon approval of such plan by the Bank, such plan shall constitute the Environmental Action Plan for purposes of this Agreement.

(c) The Borrower shall observe all applicable laws relating to the minimum age of employment of children, minimum wages, hours of work and occupational health and safety, not take any action to prevent employees from lawfully exercising their rights of association and to organise and bargain collectively and not utilise forced labour.

(d) The Borrower shall consult with the Bank's Environmental Department regarding environmental measures to be adopted in respect to the expansion of its operations, including but without limitation, an expansion to other portions of the area covered by the Borrower's License and that were not notified to the Bank by the Borrower as being under development at 21 November 1996.


SECTION 5.04. INSURANCE

         The Borrower shall maintain insurance against loss, damage and liability in a manner and with insurers satisfactory to the Bank. The Bank shall be named as a loss payee (except with respect to liability insurance) and additional insured under the relevant insurance policies and the interests of the Bank shall be noted thereon.


SECTION 5.05. ACCOUNTING

(a) The Borrower shall promptly and diligently install, and thereafter maintain, an accounting and cost control system satisfactory to the Bank. The Bank shall have received the certification referred to in Section 4.02(c)(A) by not later than 1 May 2003 and from the date of such certification the Borrower shall maintain the Management Information System in a manner satisfactory to the Bank, including without limitation, organisation of semi-annual training sessions for its employees in use of the Management Information System.

(b) The Borrower shall maintain books of account and other records adequate to present a true and fair view of the consolidated financial condition of the Borrower and its Subsidiaries and the results of its operations (including the progress of the Project) in conformity with Generally Accepted Accounting Principles.

(c) The Borrower shall maintain as auditors of the Borrower a firm of independent accountants acceptable to the Bank. The Borrower shall authorise, by a letter substantially in the form of Exhibit C, the Auditors to communicate directly with the Bank at any time regarding the Borrower's accounts and operations.


SECTION 5.06. CONTINUING GOVERNMENTAL AND OTHER APPROVALS

         The Borrower shall obtain and maintain in force (or, where appropriate, renew) all governmental, corporate, creditors', shareholders' and other necessary licenses, approvals, consents, filings and registrations required for the purposes described in Sections 4.01(e) and 4.01(g) hereof and Sections 3.1(e) and (g) of the Amending Agreement. The Borrower shall perform and observe all the conditions and restrictions contained in, or imposed on the Borrower by, such licenses, approvals, consents, filings and registrations.


SECTION 5.07. SECURITY

(a) The Borrower shall, at its own cost, create, perfect, maintain and, where appropriate, renew the Security in a manner satisfactory to the Bank and take all actions requested by the Bank which are necessary to ensure that the Liens created by the Security Documents (including, for the avoidance of doubt, the Immovable Property Mortgage Agreement) constitute valid and perfected Liens of first priority over the collateral purported to be covered thereby, securing payment of all obligations of the Borrower under the Financing Agreements and ranking senior to the claims of all third parties other than claims secured by Permitted Liens.

(b) The Bank shall have received the documents referred to in Section 4.02(c)(B), 4.02(c)(C) and 4.02(c)(D) by not later than 31 December 2002.


SECTION 5.08. COMPLIANCE WITH OTHER OBLIGATIONS

         The Borrower shall comply with all agreements to which it is a party or by which it or any of its properties or assets is bound.

SECTION 5.09. TAXES

(a) The Borrower shall pay when due all of its taxes, rates, charges and assessments, including without limitation any taxes, rates, charges and assessments against any of its properties, other than taxes, rates, charges or assessments which are being contested in good faith and by proper proceedings and as to which adequate reserves have been set aside for the payment thereof. The Borrower shall make timely filings of all tax returns and governmental reports required to be filed or submitted under any applicable law or regulation.

(b) The Borrower shall pay all taxes (including stamp taxes), duties, fees or other charges payable on, or in connection with, the execution, issue, delivery, registration or notarisation of any Financing Agreement, any Project Agreement or any other document related to this Agreement. Upon notice from the Bank, the Borrower shall pay to the Bank, or reimburse the Bank for, an amount equal to any such taxes, duties, fees or other charges levied on or paid by the Bank.


SECTION 5.10. PROJECT AGREEMENTS

(a) The Borrower shall, except as contemplated by Section 5.10(b) and 5.10(c), maintain all Project Agreements to which the Borrower is a party in full force and effect without modification and perform its obligations under, and not commit any breach of or default under, any such Project Agreement.

(b) If the Transportation Agreement or the Services Agreement expires in accordance with its terms, the Borrower shall, not later than the date of such expiration, enter into a new Transportation Agreement or Services Agreement with the same party and on terms which are substantially the same as those of the expiring agreement or with such other party and on such other terms as may be approved by the Bank in writing.

(c) The Borrower shall at all times maintain at least one Marketing Agreement in effect. If a Marketing Agreement expires in accordance with its terms, the Borrower may (but shall not be required to) enter into a new Marketing Agreement with the same party and on terms which are substantially the same as those of the expiring agreement. All other Marketing Agreements entered into by the Borrower shall be with such parties and on such terms as may be approved by the Bank in writing. The Borrower shall use reasonable efforts to ensure that all Marketing Agreements provide for payments in respect of the sale of the Borrower's oil and gas production to be made by the purchaser directly to the Export Sales Account or one of the Russian Bank Accounts (other than the Russian Disbursement Accounts).

(d) The Borrower shall promptly deliver to the Bank a certified copy of:

         (1) each Marketing Agreement and Transportation Agreement entered into by the Borrower after the date hereof in accordance with Section 5.10(b) or 5.10(c);

         (2) each Supply Agreement entered into by the Borrower after the date hereof; and

         (3) each agreement entered into by the Borrower after the date hereof that involves the payment of more than $500,000 (or the equivalent thereof in other currencies) per year or in the aggregate more than $1,500,000 (or the equivalent thereof in other currencies) over the term of such agreement.

Promptly upon entering into any such agreement, the Borrower shall take all actions necessary to ensure that a valid first ranking security interest is granted in favour of the Bank in all of its rights, interests and benefits under such agreement pursuant to the Contracts Assignment Agreement.

(e) In the event that the Borrower sells any or all of its production on the domestic market, it shall sell such production on terms that provide for payment to be received by the Borrower in one of the Russian Bank Accounts (other than the Russian Disbursement Accounts) prior to delivery.


SECTION 5.11. OFFSHORE BANK ACCOUNTS

(a) The Borrower shall establish and maintain four bank accounts denominated in Dollars at the principal London branch of Citibank, N.A. (such four accounts the "OFFSHORE BANK ACCOUNTS"), which accounts shall be pledged to the Bank, as security for all amounts payable by the Borrower under the Financing Agreements.

(b) The Borrower shall designate one of the Offshore Bank Accounts as the Disbursement Account. All Disbursements under this Agreement shall be deposited into the Disbursement Account. The Borrower may withdraw amounts from the Disbursement Account only for the purpose of paying Project Costs in accordance with the Development Plan or transferring such amounts to one of the Russian Disbursement Accounts. The Borrower shall not withdraw amounts from the Disbursement Account for any other purpose without the prior written consent of the Bank.

(c) The Borrower shall designate one of the Offshore Bank Accounts as the Export Sales Account. The Borrower shall ensure that all amounts paid to the Borrower in respect of the sale of oil and gas outside of the Russian Federation and all other export revenues of the Borrower are, except as provided in Section 5.12, deposited into the Export Sales Account. If any such amounts are received by the Borrower in any other account or place, it shall immediately transfer such amounts to the Export Sales Account. As long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may withdraw amounts from the Export Sales Account only for the purposes of:

         (1) transferring such amounts to one of the Russian Bank Accounts (other than the Russian Disbursement Accounts) to the extent (and only to the extent) that such amounts are subject, in accordance with then applicable law, to mandatory conversion into Roubles and transferring to the Russian Federation;

         (2) transferring such amounts to the Debt Service Account at least to the extent required by Section 5.11(d) below;

         (3) paying Operating Costs in accordance with the Development Plan; and

         (4) if and only if the balance of the Disbursement Account and each Russian Disbursement Account is zero and the Available Amount is zero, paying Project Costs then due and payable in accordance with the Development Plan.

         The Borrower shall not withdraw amounts from the Export Sales Account for any other purpose without the prior written consent of the Bank. If an Event of Default or Potential Event of Default has occurred and is continuing, the Borrower shall not withdraw any amounts from the Export Sales Account for any purpose without the prior written consent of the Bank.

(d) The Borrower shall designate one of the Offshore Bank Accounts as the Debt Service Account. At least 30% of all Revenues received, whether in the Export Sales Account, the Russian Bank Accounts or otherwise shall be transferred to (in the case of the Export Sales Account and in the case of the Russian Bank Accounts from such accounts) or in any other case shall be deposited into the Debt Service Account. As long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may withdraw amounts from the Debt Service Account pursuant to payment instructions issued in accordance with the Offshore Account Assignment Agreement only for the purposes of making payments in accordance with the provisions of Section 5.13.

The Bank may from time to time and in its sole discretion agree with the Borrower on a different minimum percentage to be transferred to/deposited in the Debt Service Account.

The Borrower shall not make any other withdrawals amounts from the Debt Service Account without the prior written consent of the Bank. If an Event of Default or Potential Event of Default has occurred and is continuing, the Borrower shall not withdraw any amounts from the Debt Service Account without the prior written consent of the Bank.

(e) The Borrower shall designate one of the Offshore Bank Accounts as the Cash Collateral Account. At all times, the Borrower shall maintain a balance in the Cash Collateral Account equal to not less than:

         (1) until 27 July 2003, 30% of the aggregate amount of interest which is due and payable on the Loan on the next Interest Payment Date; and

         (2) thereafter, an amount equal to 30% of the aggregate of the amount of principal and interest which is due and payable on the Loan on the next Interest Payment Date.

The Borrower may withdraw amounts from the Cash Collateral Account only for the purpose of paying principal and interest under this Agreement in the event that the aggregate balances of the Export Sales Account, the Debt Service Account and the Russian Bank Accounts (other than the Russian Disbursement Accounts) are insufficient to pay all amounts specified in Sections 5.13(a)(1) through 5.13(a)(4) or for the purpose of transferring any amount to the extent (and only to the extent) required by the authorisation issued by the Central Bank of Russia for the establishment and operation of the Offshore Bank Accounts. The Borrower shall not withdraw amounts from the Cash Collateral Account for any other purpose without the prior written consent of the Bank.


SECTION 5.12. RUSSIAN BANK ACCOUNTS

(a) The Borrower shall establish and maintain one or more bank accounts at such banks located in the Russian Federation as may be proposed by the Borrower and approved by the Bank (the "RUSSIAN BANK ACCOUNTS"), which accounts shall be pledged to the Bank as security for all amounts payable by the Borrower under the Financing Agreements.

(b) The Borrower shall designate two of the Russian Bank Accounts (one denominated in Roubles and one denominated in Dollars) as the Russian Disbursement Accounts. The Borrower may withdraw amounts from the Russian Disbursement Accounts only for the purpose of paying Project Costs in accordance with the Development Plan. The Borrower shall not withdraw amounts from the Russian Disbursement Accounts for any other purpose without the prior written consent of the Bank.

(c) The Borrower shall ensure that all Revenues and any other payments made to the Borrower which, in either case, are received in Roubles or which the Borrower is required by applicable law to convert into Roubles or remit to or retain in the Russian Federation, including without limitation any payments made to the Borrower in Roubles under the Marketing Agreements, the Transportation Agreement and the other Project Agreements, are deposited into one of the Russian Bank Accounts (other than one of the Russian Disbursement Accounts). As long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may withdraw amounts from the Russian Bank Accounts (other than the Russian Disbursement Accounts) only for the purposes of:

         (1) converting such amounts into Dollars and transferring such amounts to the Debt Service Account at least to the extent required by Section 5.11(d) above;

         (2) paying Operating Costs in accordance with the Development Plan; and

         (3) if and only if the balance of the Disbursement Account and each Russian Disbursement Account is zero and the Available Amount is zero, paying Project Costs then due and payable in accordance with the Development Plan.

The Borrower shall not withdraw amounts from the Russian Bank Accounts (other than the Russian Disbursement Accounts) for any other purpose without the prior written consent of the Bank. If an Event of Default or Potential Event of Default has occurred and is continuing, the Borrower shall not withdraw any amounts from the Russian Bank Accounts for any purpose without the prior written consent of the Bank.

SECTION 5.13. CASH WATERFALL

(a) As long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may withdraw amounts from the Debt Service Account only on each Interest Payment Date and on each such date shall do so for the purpose of making the following payments in the following order:

         (1) this sub-section has been left intentionally blank;

         (2) mandatory prepayment of principal of the Loan as required by
         Section 3.08(b);

         (3) interest due and payable on the Loan on such Interest Payment Date to the extent accrued at the rate specified in Section 3.05(a)(1) or 3.05(a)(2), as applicable;

         (4) scheduled repayment instalments of principal of the Loan due and payable on such Interest Payment Date under Section 3.07(a);

         (5) transfers to the Cash Collateral Account until the balance of the Cash Collateral Account equals the minimum balance specified in Section 5.11(e);

         (6) if and only if the balance of the Disbursement Account and each Russian Disbursement Account is zero and the Available Amount is zero, Project Costs then due and payable in accordance with the Development Plan; and

         (7) this sub-section has been left intentionally blank;

         (8) voluntary prepayment of principal of the Loan in accordance with
         Section 3.08(a) and payments and other distributions to Shareholders or Affiliates of Shareholders to the extent permitted by Section 6.01; provided that payments may be made under this category only to the extent that the Bank is satisfied that, after all payments are made on such Interest Payment Date under this Section 5.13, sufficient funds will be available in the Offshore Bank Accounts and the Russian Bank Accounts for the purpose of paying when incurred all Project Costs and Operating Costs projected under the Development Plan.

In addition (and notwithstanding Section 5.11 and 5.12) the Borrower may make the payments referred to in Sections 5.13(a)(2), (3) and (4) above from any of the Export Sales Account and the Russian Bank Accounts (other than the Russian Disbursement Account) in the event that the balance of the Debt Service Account is insufficient to pay in full all such amounts.

(b) The amounts of the payments to be made by the Borrower out of the Debt Service Account on each Interest Payment Date shall be calculated by the Borrower and notified to the Bank on the date two Business Days prior to such Interest Payment Date and payments shall be made by the Borrower out of the Debt Service Account on such Interest Payment Date only in accordance with the amounts as so calculated. The Borrower shall pay each category listed in Section 5.13(a) in the order in which it is listed there (starting with (2) and ending with (8)) in full before making any payment to the next category in the list.

(c) Notwithstanding Section 5.13(a), as long as no Event of Default or Potential Event of Default has occurred and is continuing the Borrower may at any time withdraw amounts from the Debt Service Account for the purposes of making the following payments in the following order:

         (1) Operating Costs then due and payable in accordance with the Development Plan;

         (2) transfers to the Cash Collateral Account until the balance of the Cash Collateral Account equals the minimum balance specified in Section 5.11(e); and

         (3) if and only if the balance of the Disbursement Account and each Russian Disbursement Account is zero and the Available Amount is zero, Project Costs then due and payable in accordance with the Development Plan.

provided that the Borrower shall only be permitted to make such payments if it first furnishes the Bank with evidence satisfactory to the Bank that, following any such payment, the amount standing to the credit of the Debt Service Account shall at no times decrease below the sum of the amounts described under Sections 5.13(a)(2), 5.13(a)(3) and 5.13(a)(4) payable on the next Interest Payment Date.


SECTION 5.14. FURTHER DOCUMENTS

         The Borrower shall execute all such other documents and instruments and do all such other acts and things as the Bank may reasonably determine are necessary or desirable to give effect to the provisions of the Financing Agreements and to cause the Financing Agreements to be duly registered, notarised and stamped in any applicable jurisdiction. The Borrower hereby irrevocably appoints and constitutes the Bank as the Borrower's true and lawful attorney with right of substitution (in the name of the Borrower or otherwise) to execute such documents and instruments and to do such acts and things in the name of and on behalf of the Borrower in order to carry out the provisions hereof.


SECTION 5.15. COSTS AND EXPENSES

(a) The Borrower shall, whether or not any Disbursement is made, pay to the Bank or as the Bank may direct, within 30 days of the Bank furnishing to the Borrower the invoice therefor (but, in any event, on or prior to the first Disbursement after the date of this Agreement in the case of costs and expenses incurred prior to the date of such Disbursement), all reasonable out-of-pocket costs and expenses (including, without limitation, travel expenses and the fees and expenses of outside counsel to the Bank and all other financial, accounting, engineering, environmental, insurance and other consulting fees and expenses) incurred by the Bank in connection with:

         (1) the assessment, preparation and arrangement of the Loan by the Bank;

         (2) the preparation, execution and, where appropriate, registration and notarisation of any Financing Agreement, any Project Agreement, the Security and any other documents related to this Agreement;

         (3) the giving of any legal opinions hereunder; and

         (4) the administration of the Financing Agreements.

(b) The Borrower shall pay to the Bank or as the Bank may direct, on demand, all fees, costs and expenses (including, without limitation, legal fees and expenses) incurred by the Bank:

         (1) in the determination of whether there has occurred an Event of Default or Potential Event of Default;

         (2) in respect of the preservation or enforcement of any of its rights under any Financing Agreement and the collection of any amount owing to the Bank; and

         (3) in connection with the assessment, preparation, review, execution and, where appropriate, registration and notarisation of any amendment of or waiver to any Financing Agreement, any Project Agreement or any other document related to this Agreement.


SECTION 5.16. FURNISHING OF INFORMATION

(a) As soon as available but, in any event, within 45 days after the end of each quarter of each Financial Year, the Borrower shall furnish to the Bank:

         (1) two copies of the Borrower's complete Financial Statements for such quarter in form satisfactory to the Bank and, if requested by the Bank, certified by an officer of the Borrower, including the breakdown by maturity and counterparty of accounts payable, taxes payable, and accounts receivable, in a form satisfactory to the Bank;

         (2) (i) a management discussion and analysis of results for such quarter, including a report on any factors materially affecting or which might materially affect the Borrower's business and operations or its financial condition or a statement that there are no such factors; and (ii) a report detailing any variance, positive or negative, between the quarterly Approved Budget versus the actual total Project Costs and Operating Costs for the quarter in excess of 5% of the quarterly Approved Budget, which report to be provided after the end of the last quarter of each Financial Year shall also contain an analysis on any variance between the Approved Budget for the Financial Year versus the actual total Project Costs and Operating Costs for the same Financial Year;

         (3) a report, in a form satisfactory to the Bank, on the implementation and progress of the Project, including a report on any factors materially affecting or which might materially affect, the carrying out of the Project or the implementation of the Financing Plan or a statement that there are no such factors;

         (4) a statement of all transactions and transfers between the Borrower and each of its Affiliates and Shareholders during such quarter with a value in excess of $25,000 or the equivalent thereof in other currencies at then current rates of exchange or a statement that there were no such transactions; and

         (5) a report by the Borrower's reservoir engineer, which report shall be approved by the Independent Engineer, to address both well and reservoir performance (the "RESERVOIR REPORT"). The Reservoir Report shall address available reservoir pressure data, injection volumes by well and by reservoir, production response to injection and/or premature water break through. Well performance shall, in particular, address large changes in production rates (or wells going off production), reason for change (reservoir or mechanical), plans to address any problem in the existing reservoir or plans to re-complete to a different reservoir and in subsequent reports, results of implementation of any such plan.

(b) As soon as available but, in any event, within 120 days after the end of each Financial Year, the Borrower shall furnish to the Bank:

         (1) two copies of its complete Financial Statements for such Financial Year, together with a report of the Auditors thereon, all in form satisfactory to the Bank;

         (2) a management letter from the Auditors commenting on, among other matters, the adequacy of the Borrower's financial control procedures and accounting systems, together with a copy of any other communication sent by the Auditors to the Borrower or to its management in relation to the Borrower's financial, accounting and other systems, management and accounts;

         (3) a report by the Auditors certifying that the Borrower was in compliance with the financial covenants contained in Sections 6.01, 6.04, 6.05, 6.06 and 6.13 as of the end of such Financial Year or, as the case may be, detailing any non-compliance; and

         (4) a report on compliance by the Borrower with applicable environmental, health and safety standards, implementation of the Environmental Action Plan and worker health and safety initiatives (including training programmes) undertaken by the Borrower during such Financial Year and any other environmental, health and safety issues arising in relation to the Borrower or the Project during such Financial Year, including any violations of applicable environmental, health and safety standards and fines and remedial action relating thereto, public complaints and environmental emergencies.

(c) Prior to the first Disbursement and, thereafter, within 30 days after the effective or renewal date of any insurance policy, the Borrower shall furnish to the Bank an original certificate from the Borrower's insurer or insurance broker, indicating the properties insured, amounts and risks covered, names of the loss payees, beneficiaries and assignees, name of the insurer and any special features of the new or renewed insurance policy.



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

(d) The Borrower shall, not later than 15 days after the end of each calendar quarter furnish to the Bank quarterly statements or, in the event that the most recent banking case prepared in accordance with Section 8.05(c) shows a Field Life Debt Service Coverage Ratio of less than 2.0 or a Loan Life Debt Service Coverage Ratio of less than 1.75, not later than 15 days after the end of each calendar month, furnish to the Bank monthly statements of all transactions in relation to the Offshore Bank Accounts and the Russian Bank Accounts during each calendar month.

(e) The Borrower shall promptly inform the Bank of any proposed change in the nature or scope of the Project or the Development Plan or the business or operations of the Borrower and of any event or condition (including, without limitation, any pending or threatened litigation or arbitration) which might have a material adverse effect on the carrying out of the Project, the carrying on of the Borrower's business or operations or the ability of the Borrower to perform any of its obligations under any Financing Agreement or Project Agreement.

(f) Immediately upon the occurrence of any Event of Default or Potential Event of Default, the Borrower shall give the Bank notice thereof by facsimile transmission or telex specifying the nature of such Event of Default or Potential Event of Default and any steps the Borrower is taking to remedy the same.

(g) At least once every three years during the term hereof, the Borrower shall engage a reputable environmental consulting firm of international standing acceptable to the Bank to conduct an environmental audit of the Project in a manner satisfactory to the Bank. Promptly after completion of each such audit, the Borrower shall furnish the results thereof to the Bank.

(h) Forthwith upon the occurrence of any incident or accident relating to the Borrower or the Project, including but not limited to any such incident or accident likely to have a material adverse effect on the environment or worker health or safety, the Borrower shall give the Bank notice thereof by facsimile transmission or telex specifying the nature of such incident or accident and any steps the Borrower is taking to remedy the same. Without limiting the generality of the foregoing, an incident or accident is likely to have a material adverse effect on the environment or worker health or safety if any applicable law requires notification of such incident or accident to the authorities, such incident or accident involves worker fatality or multiple serious injuries requiring hospitalisation or such incident or accident has become public knowledge whether through media coverage or otherwise.

(i) The Borrower shall furnish promptly to the Bank two copies of all notices, reports and other communications of the Borrower to its shareholders with respect to any matter which may materially impact on the Project and/or on the ability of the Borrower to perform its obligations under any of the Financing Agreements and/or the Project Agreements and the minutes of all shareholders' meetings. Without limiting the foregoing, the Borrower shall, on or before the date that it gives official notice to its shareholders of any shareholders' meeting, furnish the Bank, by facsimile transmission or telex, with notice of such meeting and the agenda thereof. The Borrower shall permit a representative of the Bank to attend as an observer, at the Borrower's expense, the annual and extraordinary Shareholders' meetings of the Borrower and any meetings of the representatives of the Shareholders of the Borrower (as such representatives are described in Section 2.02(d) or any replacements thereof), provided that the observer shall not be present while any confidential matter to which a lender should not be privy under applicable principles of good corporate governance and/or as required by applicable law is to be discussed.

(j) The Borrower shall furnish promptly to the Bank and any consultants engaged by the Bank, and shall instruct the Independent Engineer to furnish promptly to the Bank and any consultants engaged by the Bank, such other information as the Bank or such consultants may from time to time reasonably request. The Borrower shall permit representatives of the Bank (including, without limitation, any consultants engaged by the Bank) to visit the Project or any of the other premises where the business of the Borrower is conducted or where the Project is being carried out and to have access to the books of account and records of the Borrower.

(k) The Borrower shall furnish to the Bank within 20 Business Days of the completion referred to below and in any event on or before 28 February 2003 a report signed by the independent engineer acceptable to the Bank certifying the completion of the front-end engineering and design phase of the Borrower's proposed gas processing plant.


ARTICLE VI - NEGATIVE COVENANTS

         Unless the Bank otherwise agrees in writing:


SECTION 6.01. DIVIDENDS

(a) Except as otherwise expressly provided in Section 6.01(b), the Borrower shall not declare or pay any dividend, make any distribution on its charter capital, purchase, redeem or otherwise acquire any shares of charter capital of the Borrower or any option over the same, make any payment of principal or interest on any Subordinated Shareholder Loan or make any other payment or distribution to any Shareholder or any Affiliate of any Shareholder (including, without limitation, to Harvest under the Services Agreement, but excluding (1) reimbursement to Harvest at cost for goods and services (including without limitation services of consultants) procured by Harvest on behalf of the Borrower from unaffiliated entities on an arm's length basis, (2) an amount, as set forth in detail in the Development Plan, not to exceed $2,000,000 (or the equivalent thereof in other currencies at then current rates of exchange) per year to Minley for services provided on an arm's length basis by Minley to the Borrower, (3) an amount not to exceed $1,000,000 (or the equivalent thereof in other currencies at then current rates of exchange) per year for the salaries and expenses of employees seconded to the Borrower by Harvest, and (4) reimbursement to Harvest of amounts paid by Harvest on behalf of the Borrower of front-end commission and fees and expenses of the Bank's outside counsel due under this Agreement and fees and expenses of the Borrower's outside counsel).

(b) Notwithstanding the foregoing, the Borrower may take any such action on or after the first repayment installment date set forth in Section 3.07(a) or, if earlier, the first date on which the outstanding principal amount of the Loan equals $55,000,000, but only if:

         (1) no Event of Default or Potential Event of Default has occurred and is continuing;

         (2) the Borrower gives the Bank not less than 30 days' prior written notice of such payment;

         (3) such payment is made only on an Interest Payment Date pursuant to
         Section 5.13(a)(9); and

         (4) the most recent banking case prepared in accordance with Section 8.05(c) shows a Field Life Debt Service Coverage Ratio of not less than
         2.0 and a Loan Life Debt Service Coverage Ratio of not less than 1.75.


SECTION 6.02. CAPITAL EXPENDITURES

         The Borrower shall not incur expenditures or commitments for expenditures for fixed and other non-current assets, other than expenditures required for carrying out the Project in accordance with the Development Plan or for maintenance, repairs or replacements essential to the operation of the Project in accordance with the Development Plan, in an aggregate amount in excess of $1,000,000 (or the equivalent thereof in other currencies at then current rates of exchange) in any Financial Year.


SECTION 6.03. LEASES

         The Borrower shall not enter into any agreement or arrangement to acquire by lease the use of any property or equipment of any kind, except in the ordinary course of business in connection with the Project as set forth in the Development Plan and to the extent that the aggregate payments by the Borrower in respect of such leases will not exceed $200,000 (or the equivalent thereof in other currencies at then current rates of exchange) in any Financial Year.


SECTION 6.04. FINANCIAL DEBT

(a) The Borrower shall not incur, assume or permit to exist any Financial Debt except:

         (1) the Loan;

         (2) Subordinated Shareholder Loans; and

         (3) veksels in the total amount of RUR48,500,000 as specified in
         Schedule 5, which will be repaid on maturity dates set forth in column 5 of Schedule 5 (Maturity Date) and which shall not be renewed or reissued.

(b) The Borrower shall not enter into any agreement or arrangement to guarantee or, in any way or under any condition, to become obligated for all or any part of any financial or other obligation of another person, other than guarantees, as specified in the Development Plan, of trade payables arising in the ordinary course of business which are related to the Project and have maturities not to exceed 90 days. For the avoidance of doubt, the Borrower shall not enter into any forward sales agreement for sales of crude with a time difference in excess of one month between the receipt of payment and delivery of crude.


SECTION 6.05. LIENS

         The Borrower shall not create or permit to exist any Lien on any property, revenues or other assets, present or future, of the Borrower, except:

         (1) any Lien constituted or evidenced by the Security Documents; and/or

         (2) any tax or other non-consensual Lien arising by operation of law or other statutory Lien arising in the ordinary course of business, provided that such Lien (other than a Lien for a sum which is not yet delinquent) is discharged within 60 days after the date it is created or, if the validity or amount of such Lien or the sum secured by such Lien is being contested in good faith and by proper proceedings and adequate reserves have been set aside for the payment of such sum, within 60 days after final adjudication; and/or

         (3) any Lien subsisting at the date of the Amending Agreement and agreed to in writing by the Bank; and/or

         (4) any Lien arising out of title retention provisions in a supplier's standard conditions of supply in respect of goods acquired in the ordinary course of the Borrower's operations; and/or

         (5) any other Lien created or outstanding with the prior written consent of the Bank.


6.06. DERIVATIVE TRANSACTIONS

         The Borrower shall not enter into any interest rate or currency swap, interest rate cap or collar, forward rate agreement or other interest rate, currency or commodity hedge or similar derivative transaction; provided that the Borrower may enter into commodity hedges for up to 20% of its annual oil production and for a term not to exceed two years. For the avoidance of doubt, the Borrower shall not enter into any forward sales agreement for sales of crude with a time difference in excess of one month between the receipt of payment and delivery of crude.


SECTION 6.07. ARM'S LENGTH TRANSACTIONS

         The Borrower shall not enter into any transaction with any person except in the ordinary course of business, on ordinary commercial terms and on the basis of arm's-length arrangements, or enter into any transaction whereby the Borrower would pay more than the ordinary commercial price for any purchase or would receive less than the full ex-works commercial price (subject to normal trade discounts) for its products or services.


SECTION 6.08. PROFIT-SHARING AND MANAGEMENT ARRANGEMENTS

(a) The Borrower shall not enter into any partnership, profit-sharing or royalty agreement or other similar arrangement whereby the Borrower's income or profits are, or might be, shared with any other person.

(b) The Borrower shall not enter into any management contract or similar arrangement whereby its business or operations are managed by any other person.


SECTION 6.09. INVESTMENTS

         The Borrower shall not form or have any Subsidiary, or make or permit to exist loans or advances to, or deposits (other than deposits in the Offshore Bank Accounts or the Russian Bank Accounts) with, other persons or investments in any person or enterprise; provided, however, that funds deposited in the Offshore Bank Accounts and the Russian Bank Accounts may be invested by the banks at which they are located in short-term investment grade marketable securities. Without limiting the foregoing, the Borrower shall not open or maintain any bank accounts other than the Offshore Bank Accounts and the Russian Bank Accounts.


SECTION 6.10. PROJECT AGREEMENTS

         The Borrower shall not terminate, amend or grant any waiver in respect of any provision of any of the Project Agreements to which it is a party or consent to any assignment of any Project Agreement by any other party thereto.


SECTION 6.11. CHANGES IN BUSINESS, CAPITAL AND CHARTER

(a) The Borrower shall not make changes, or permit changes to be made, to the nature of its contemplated business or operations. The Borrower shall not make any material changes to the nature or scope of the Project or (except in accordance with Section 8.05(c)) the Development Plan, including without limitation any such change that would involve an increase in Project Costs of more than 5%. Except as provided in the Development Plan, the Borrower shall not carry out any business or activity other than businesses or activities substantially related to the Project.

(b) The Borrower shall not make changes, or permit changes to be made, to its capital except in accordance with the Financing Plan and the Shareholders Support Agreement. Except to the extent permitted by the Shareholders Support Agreement, the Borrower shall not permit any change in the equity interest of, or any transfer of any shares held in its registered charter capital by, any Shareholder.

(c) The Borrower shall not make changes, or permit changes to be made, to its Charter in any manner which would be inconsistent with the provisions of any Financing Agreement.


SECTION 6.12. PREPAYMENT OF LONG-TERM DEBT

         The Borrower shall not (whether voluntarily or involuntarily) make any prepayment, repurchase or early redemption of any Long-term Debt or make any repayment of any Long-term Debt pursuant to any provision of any agreement or note which provides directly or indirectly for acceleration of repayment in time or amount, unless in any such case it shall, if the Bank so requires, contemporaneously make a proportionate prepayment of the principal amount then outstanding of the Loan in accordance with the provisions of Section 3.08(a).


SECTION 6.13. SALE OF ASSETS; MERGER

(a) Except as contemplated by the Development Plan, the Borrower shall not sell, transfer, lease or otherwise dispose of (whether in a single transaction or in a series of transactions, related or otherwise) any of its capital assets with an aggregate book value in excess of $350,000 (or the equivalent thereof in other currencies at then current rates of exchange) in any Financial Year.

(b) The Borrower shall not undertake or permit any merger, consolidation or reorganisation.


ARTICLE VII - EVENTS OF DEFAULT


SECTION 7.01. EVENTS OF DEFAULT

         Each of the following events and occurrences shall constitute an Event of Default under this Agreement:

(a) PAYMENTS. The Borrower fails to pay when due any principal of, or interest on, the Loan as required by this Agreement.

(b) COVENANTS. The Borrower or any other party (other than the Bank) fails to perform in a timely manner any of its obligations under any Financing Agreement or any other agreement between the Borrower and the Bank, the failure to perform such obligation is not referred to elsewhere in this Section 7.01 and, if capable of remedy, such failure to perform has continued for a period of 30 days after notice thereof has been given to the Borrower by the Bank.

(c) PROJECT AGREEMENTS. Any party (other than the Bank) fails to perform in a timely manner any of its obligations under any Project Agreement, the failure to perform such obligation is not referred to elsewhere in this Section 7.01 and, if capable of remedy, such failure to perform has continued for a period of 30 days after notice thereof has been given to the Borrower by the Bank.

(d) REPRESENTATIONS. Any representation or warranty made or confirmed by the Borrower or any Shareholder in any Financing Agreement or Project Agreement was false or misleading when made or confirmed.

(e) NATIONALISATION. (i) any government or governmental authority condemns, nationalises, seizes or otherwise expropriates all or any substantial part of the property or other assets of the Borrower, or assumes custody or control of such property or other assets or of the business or operations of the Borrower, or takes any action for the dissolution or disestablishment of the Borrower or any action that would prevent the Borrower or its officers from carrying on its business or operations or a substantial part thereof and/or (ii) any government or governmental authority condemns, nationalises, seizes or otherwise expropriates, or assumes custody or control of all or any substantial part of the charter capital of the Borrower and the Bank shall be satisfied that any such action with respect to the charter capital of the Borrower would have a material adverse effect on the Project or on the ability of the Borrower to perform its obligations under the Financing Agreements and the Project Agreements.

(f) BANKRUPTCY. There has been entered against the Borrower or any Shareholder a decree or order by a court adjudging the Borrower or such Shareholder bankrupt or insolvent, or approving as properly filed a petition seeking reorganisation, administration, arrangement, adjustment, composition or liquidation of or in respect of the Borrower or such Shareholder under any applicable law, or appointing a receiver, administrator, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower or such Shareholder or of any substantial part of its property or assets, or ordering the winding up or liquidation of its affairs; or the Borrower or any Shareholder institutes proceedings to be adjudicated bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it, or files a petition or answer or consent seeking reorganisation, administration, relief or liquidation under any applicable law, or consents to the filing of any such petition or to the appointment of a receiver, administrator, liquidator, assignee, trustee, sequestrator or other similar official of the Borrower or such Shareholder or of any substantial part of its property, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due; or any other event occurs which under any applicable law would have an effect analogous to any of the events listed in this section.

(g) FINANCIAL DEBT. A default of any nature occurs with respect to any Financial Debt of the Borrower (other than the Loan) or of any Shareholder under any agreement pursuant to which there is outstanding any such Financial Debt, and such default continues beyond any applicable period of grace.

(h) ABANDONMENT. The Borrower ceases to carry on its business; or the Project or any material part of the Project is abandoned by the Borrower; or the operation of the Project is interrupted for a period in excess of 60 consecutive days or any periods in the aggregate in excess of 90 days during any period of 12 consecutive months.

(i) PHYSICAL LOSS. Any portion of the Project facilities or the Russian oil pipeline system is damaged or destroyed and, in the opinion of the Bank, such event is likely to prevent the Borrower from transporting or selling all or any material portion of its production of crude oil or gas; or the assets comprising the Project or any material part of the Project become an actual, constructive, compromised or arranged total loss.

(j) TERMINATION OF AGREEMENT. Except as contemplated by Section 5.10(b) or 5.10(c), any Financing Agreement or Project Agreement is terminated, rescinded or cancelled for any reason or is or becomes void or unenforceable, or is claimed to be so by any party thereto (other than the Bank).

(k) LITIGATION. A final judgment, order or arbitral award for the payment of money is rendered against the Borrower or any of its properties and such judgment, order or arbitral award continues to be unsatisfied for a period of 30 consecutive days; or any legal, arbitral or administrative proceeding is instituted which, if adversely determined, might, in the reasonable opinion of the Bank, have a material adverse effect on the Project, the Borrower or the ability of the Borrower to perform any of its obligations under any Financing Agreement or Project Agreement.

(l) SECURITY. Any Security Document for any reason (other than an act or omission of the Bank) ceases to constitute a valid and perfected first priority security interest in and Lien on any of the collateral purported to be covered thereby.

(m) APPROVALS. Any license, approval, consent, filing or registration now or hereafter required for the execution, delivery or performance by any party of any Financing Agreement or Project Agreement or to construct, own, operate or maintain the Project is modified, revoked, withdrawn or withheld or ceases to remain in full force and effect, and, in the case of a Project Agreement, such occurrence might, in the reasonable opinion of the Bank, have a material adverse effect on the Project, the Borrower or the ability of the Borrower to perform any of its obligations under any Financing Agreement or Project Agreement.

(n) SHAREHOLDING. Any change occurs in the Borrower's shareholders or the percentages of their respective shareholdings in the Borrower, except as permitted by the Shareholders Support Agreement.

(o) FINANCIAL RATIOS. Two consecutive quarterly Financial Statements furnished pursuant to Section 5.16(a), except for the quarterly Financial Statements for the 2nd and 3rd calendar quarters of the year 2002, show a Current Ratio on the dates of such Financial Statements of less than 1.1; or the most recent banking case prepared in accordance with Section 8.05(c) shows a Field Life Debt Service Coverage Ratio of less than 1.5 and the Field Life Debt Service Coverage Ratio is not restored to 1.5 or above within three months; or the most recent banking case prepared in accordance with Section 8.05(c) shows a Loan Life Debt Service Coverage Ratio of less than 1.25 and the Loan Life Debt Service Coverage Ratio is not restored to 1.25 or above within three months.

(p) ADVERSE CHANGE. Any circumstance or event occurs which, in the reasonable opinion of the Bank, might have a material adverse effect on the Project, the Borrower or the ability of the Borrower to perform any of its obligations under any Financing Agreement or Project Agreement.

SECTION 7.02. CONSEQUENCES OF DEFAULT

         If an Event of Default occurs and is continuing, then the Bank may at its option, by notice to the Borrower, declare all or any portion of the principal of, and accrued interest on, the Loan (together with any other amounts accrued or payable under this Agreement) to be, and the same shall thereupon become (anything in this Agreement to the contrary notwithstanding), either:

         (1) due and payable on demand; or

         (2) immediately due and payable without any further notice and without any presentment, demand or protest of any kind, all of which are hereby expressly waived by the Borrower.


SECTION 7.03. AUTOMATIC ACCELERATION

         If the Borrower becomes voluntarily or involuntarily dissolved or bankrupt (however such bankruptcy may be evidenced), the principal of, and all accrued interest on, the Loan (together with any other amounts accrued or payable under this Agreement) shall thereupon become immediately due and payable (anything in this Agreement to the contrary notwithstanding) without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.


ARTICLE VIII - MISCELLANEOUS


SECTION 8.01. TERM OF AGREEMENT

         This Agreement shall continue in force until the date that the obligation of the Bank to make Disbursements hereunder has terminated in accordance with the terms hereof or, if later, until all moneys payable hereunder have been fully paid in accordance with the provisions hereof; provided that the indemnities and warranties of the Borrower shall survive repayment of the Loan and termination of this Agreement.


SECTION 8.02. ENTIRE AGREEMENT; AMENDMENT AND WAIVER

         This Agreement and the documents referred to herein constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understandings with respect to this transaction. Any amendment to, waiver by the Bank of any of the terms or conditions of, or consent given by the Bank under, this Agreement (including, without limitation, this Section 8.02) shall be in writing, signed by the Bank and, in the case of an amendment, the Borrower. In the event that the Bank waives a condition to any Disbursement, the Borrower shall, by accepting such Disbursement, be deemed to have agreed to all of the terms and conditions of such waiver.

SECTION 8.03. NOTICES

         Any notice, application, approval, agreement or other communication to be given or made under this Agreement by or to the Bank or by or to the Borrower shall be in writing. Except as otherwise provided herein, such notice, application or other communication shall be deemed to have been duly given or made when it is delivered by hand, airmail, telex or facsimile transmission to the party to which it is required or permitted to be given or made at such party's address specified below or at such other address as such party designates by notice to the party giving or making such notice, application or other communication.

For the Borrower:

         Limited Liability Company "Geoilbent"
         626729 Gubkinsky Settlement
         P.O. Box 46
         Purovsky Region
         Tyumen Province
         Russian Federation

         Attention:        General Director

         Fax:              (7) (34536) 31357

         with a courtesy copy to:

         Harvest Natural Resources Inc.
         15835 Park Ten Place Drive, Suite 115
         Houston, Texas 77019
         U.S.A.

         Attention:        Chief Financial Officer

         Fax:              (1) (281) 5796702

         and

         Open Joint Stock Company "Minley"
         Tarko Sale Settlement
         22-A Pobedy Street
         629850 Yamalo-Nenetsky Autonomous District
         Purovsky District
         Russian Federation
         Moscow Representative Office:
         B.Polyanka 7/10, building 3

         Attention:        General Director

         Fax:              (7) (095) 7212229
         provided that no failure by the Bank to deliver, or Harvest or Minley to receive, a copy of any such notice, application or other communication shall in any manner affect the effectiveness thereof as against the Borrower or give rise to any claim or right against the Bank.

For the Bank:

         European Bank for Reconstruction and Development
         One Exchange Square
         London EC2A 2JN
         United Kingdom

         Attention:        Operation Administration Unit

         Telex:            8812161
         Answerback:       EBRD L G
         Fax:              (44) (207) 338-6100


SECTION 8.04. ENGLISH LANGUAGE

         All documents to be furnished or communications to be given or made under this Agreement shall be in the English language or, if in another language, shall be accompanied by a translation into English certified by the Borrower, which translation shall be the governing version between the Borrower and the Bank.


SECTION 8.05. FINANCIAL CALCULATIONS AND DEVELOPMENT PLAN

(a) All financial calculations to be made under, or for the purposes of, this Agreement shall be made in accordance with Generally Accepted Accounting Principles in the United States and, except as otherwise required to conform to the definitions contained in Article I or any other provisions of this Agreement, shall be made using the then most recently issued quarterly Financial Statements which the Borrower is required to furnish to the Bank from time to time under Section 5.16(a) and, if applicable, on the basis of the then current Development Plan and most recent banking case prepared in accordance with
Section 8.05(c); provided, however, that:

         (1) if the relevant quarterly Financial Statements should be in respect of the last quarter of a Financial Year then, at the Bank's option, such calculations may instead be made from the audited Financial Statements for the relevant Financial Year; and

         (2) if there should occur any material adverse change in the financial condition of the Borrower after the end of the period covered by the relevant Financial Statements, then such material adverse change shall also be taken into account in calculating the relevant figures.

(b) Not later than 30 days prior to the date of the first Disbursement, the Borrower shall submit to the Bank for approval the proposed development plan for the Project containing detailed technical plans and specifications, a financing plan, estimated drilling, production and construction schedules and budgets, operating plans and procedures, transportation and marketing arrangements, assumptions regarding future taxes, operating expenses, capital expenditures, inflation and proven, probable and possible reserve levels, working capital requirements, a list of the Supply Agreements (including details of Supply Agreements entered into with Shareholders) and a list of required construction, environmental and operating permits and approvals. Upon approval of such plan by the Bank, such plan shall constitute the Development Plan for purposes of this Agreement.

(c) The Borrower shall, in consultation with the Bank and in accordance with the procedures set forth in Schedule 2, update the Development Plan and prepare banking cases on the basis of the Financial Model. The Borrower shall update the Development Plan and prepare a banking case prior to each Interest Payment Date and, if the Bank believes that the minimum Current Ratio, Field Life Debt Service Coverage Ratio or Loan Life Debt Service Coverage Ratio specified in
Section 7.01(o) might not be satisfied or that any assumptions used in updating the Development Plan and preparing the most recent banking case have subsequently become incorrect or inappropriate, at any other time upon the request of the Bank. The Borrower may update the Development Plan and prepare a banking case at any other time if the Borrower believes that any assumptions used in preparing the then current Development Plan and most recent banking case have subsequently become incorrect or inappropriate.


SECTION 8.06. RIGHTS, REMEDIES AND WAIVERS

(a) The rights and remedies of the Bank in relation to any misrepresentations or breach of warranty on the part of the Borrower shall not be prejudiced by any investigation by or on behalf of the Bank into the affairs of the Borrower, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of the Bank in connection with this Agreement and which might, apart from this Section, prejudice such rights or remedies.

(b) No course of dealing or waiver by the Bank in connection with any condition of Disbursement under this Agreement shall impair any right, power or remedy of the Bank with respect to any other condition of Disbursement or be construed to be a waiver thereof.

(c) No action of the Bank in respect of any Disbursement shall affect or impair any right, power or remedy of the Bank in respect of any other Disbursement. Without limiting the foregoing, the right of the Bank to require compliance with any condition under this Agreement which may be waived by the Bank in respect of any Disbursement is, unless otherwise notified to the Borrower by the Bank, expressly preserved for the purposes of any subsequent Disbursement.

(d) No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Bank upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein. No action of the Bank in respect of any such default, or acquiescence by it therein, shall affect or impair any right, power or remedy of the Bank in respect of any other default.

(e) The rights and remedies provided in this Agreement and the other Financing Agreements are cumulative and not exclusive of any rights or remedies provided by applicable law.


SECTION 8.07. INDEMNIFICATION

(a) The Borrower assumes full liability for, and agrees to and shall indemnify and hold harmless the Bank and its officers, directors, employees, agents and servants against and from any and all liabilities, obligations, losses, damages (compensatory, punitive or otherwise), penalties, claims, actions, taxes, duties, suits, costs and expenses (including, without limitation, reasonable legal counsel's fees and expenses and costs of investigation) of whatsoever kind and nature, including, without prejudice to the generality of the foregoing, those arising in contract or tort (including, without limitation, negligence) or by strict liability or otherwise, which are imposed on, incurred by or asserted against the Bank or any of its officers, directors, employees, agents or servants (whether or not also indemnified by any other person under any other document) and which in any way relate to or arise out of, whether directly or indirectly:

         (1) any of the transactions contemplated by any Financing Agreement or Project Agreement or the execution, delivery or performance thereof;

         (2) the operation or maintenance of the Borrower's facilities or the ownership, control or possession thereof by the Borrower; or

         (3) the exercise by the Bank of any of its rights and remedies under any of the Security Documents or any of the other Financing Agreements;

provided that the Bank shall not have any right to be indemnified hereunder for its own recklessness or willful misconduct.

(b) Without limiting the generality of the foregoing, the Borrower agrees to and shall indemnify and hold harmless the Bank and its officers, directors, employees, agents and servants against and from any such liabilities, obligations, losses, damages, penalties, claims, actions, taxes, duties, suits, costs or expenses arising under any environmental law or other applicable law as a result of the past, present or future operations of the Borrower (or any predecessor or successor in interest to the Borrower), or the past, present or future condition of any site or facility owned, operated or leased by the Borrower (or any such predecessor or successor in interest), or any release or use or threatened release of any pollutants or hazardous materials at any such site or facility, including any such release or use or threatened release which occurs during any period when the Bank is in possession of any such site or facility following the exercise by the Bank of any of its rights and remedies under any Financing Agreement.

(c) Any third party referred to in paragraphs (a) and (b) above may enjoy the benefit and enforce the terms of such paragraphs in accordance with the provisions of the Contracts (Rights of Third Parties) Act 1999.

(d) The Borrower acknowledges that the Bank is entering into this Agreement, and has acted, solely as a lender, and not as an advisor, to the Borrower. The Borrower represents and warrants that, in entering into the Financing Agreements, it has engaged, and relied upon advice given to it by, its own legal, financial and other professional advisors and it has not relied on and will not hereafter rely on any advice given to it by the Bank.


SECTION 8.08. GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of England.


SECTION 8.09. ARBITRATION AND JURISDICTION

(a) Any dispute, controversy or claim arising out of or relating to this Agreement or any other Financing Agreement, or the breach, termination or invalidity hereof or thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force. There shall be one arbitrator and the appointing authority shall be the London Court of International Arbitration. Where the UNCITRAL Arbitration Rules do not provide for a particular situation, the arbitral tribunal shall, in its absolute discretion, determine what course of action should be followed and the arbitral tribunal's decision shall be final. The seat and place of arbitration shall be London, England and the English language shall be used throughout the arbitral proceedings. Except as provided in Section 8.09(b), the parties waive their right to any form of appeal from, or recourse in respect of, such arbitral proceedings to a court of law or other judicial authority. The arbitral tribunal shall not be authorised to take or provide, and the Borrower shall not be authorised to seek from any judicial authority, any interim measures of protection or pre-award relief against the Bank, any provisions of UNCITRAL Arbitration Rules notwithstanding. The arbitral tribunal shall have authority to consider and include in any proceeding, decision or award any dispute properly brought before it by the Bank (but no other party) insofar as such dispute arises out of any Financing Agreement, but, subject to the foregoing, no other parties or other disputes shall be included in, or consolidated with, the arbitral proceedings. In any arbitral proceeding, the certificate of the Bank as to any amount due to the Bank under any Financing Agreement shall be prima facie evidence of such amount.

(b) Notwithstanding Section 8.09(a), this Agreement and the other Financing Agreements, and any rights of the Bank arising out of or relating to this Agreement or any other Financing Agreement, may, at the option of the Bank, be enforced by the Bank in the courts of the Russian Federation or England or in any other courts having jurisdiction. The Borrower hereby irrevocably submits to the jurisdiction of the courts of England with respect to any dispute, controversy or claim arising out of or relating to this Agreement or any other Financing Agreement, or the breach, termination or invalidity hereof or thereof. The Borrower hereby irrevocably designates, appoints and empowers The Law Debenture Corporate Service Limited at its registered office (being 5th floor, 100 Wood Street, EC2V 7EX, London, England) to act as its authorised agent to receive service of process and any other legal summons in England for purposes of any such action or proceeding. The Borrower hereby irrevocably consents to the service of process or any other legal summons out of such courts by mailing copies thereof by registered airmail postage prepaid to its address specified herein. The Borrower covenants and agrees that, so long as it has any obligations under this Agreement, it shall maintain a duly appointed agent to receive service of process and any other legal summons in any legal action or proceeding brought by the Bank in England in respect of any Financing Agreement and shall keep the Bank advised of the identity and location of such agent. Nothing herein shall affect the right of the Bank to serve process upon the Borrower in any manner authorised by the laws of any relevant jurisdiction.


SECTION 8.10. PRIVILEGES AND IMMUNITIES OF THE BANK

         Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any privileges, immunities or exemptions of the Bank accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law.


SECTION 8.11. WAIVER OF SOVEREIGN IMMUNITY

         The Borrower represents and warrants that this Agreement and the incurring by the Borrower of the Loan are commercial rather than public or governmental acts and that the Borrower is not entitled to claim immunity from legal proceedings with respect to itself or any of its assets on the grounds of sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under or relating to this Agreement. To the extent that the Borrower or any of its assets has or hereafter may acquire any right to immunity from set-off, legal proceedings, attachment prior to judgement, other attachment or execution of judgement on the grounds of sovereignty or otherwise, the Borrower hereby irrevocably waives such rights to immunity in respect of its obligations arising under or relating to this Agreement.


SECTION 8.12. SUCCESSORS AND ASSIGNS

(a) This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that the Borrower may not assign or otherwise transfer all or any part of its rights or obligations under this Agreement without the prior written consent of the Bank.

(b) After an Event of Default has occurred and is continuing the Bank may sell, transfer, assign or otherwise dispose of all or part of its rights or obligations under this Agreement and the other Financing Agreements (including, without limitation, by granting of Participations) without the consent of the Borrower. Prior to the occurrence of an Event of Default the Bank shall not sell, transfer, assign or otherwise dispose of all or part of its rights or obligations under this Agreement and the other Financing Agreements (including, without limitation, by granting of Participations) without the Borrower's consent.

(c) Except as provided in Section 8.07(c) of this Agreement, none of the terms of this Agreement are intended to be enforceable by any third party and the Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement.

(d) Notwithstanding any provision of this Agreement, the parties hereto do not require the consent of any third party to rescind or vary this Agreement at any time.


SECTION 8.13. SEVERABILITY

         If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.


SECTION 8.14. COUNTERPARTS

         This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Agreement to be signed in their respective names as of the date first above written.


                                                       LIMITED LIABILITY COMPANY
                                                                     "GEOILBENT"


                                             By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------


                                                                   EUROPEAN BANK
                                              FOR RECONSTRUCTION AND DEVELOPMENT


                                             By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                          Title:
                                                  ------------------------------

SCHEDULE 1 - COMMITMENT


PERIOD                                                                                           COMMITMENT
From 21 November 1996 to 27 January 2000                                                        $55,000,000

From 27 January 2000 to 27 July 2000                                                            $49,500,000

From 27 July 2000 to 27 January 2001                                                            $44,000,000

From 27 January 2001 to 27 July 2001                                                            $38,500,000

From 27 July 2001 to 27 January 2002                                                            $33,000,000

From 27 January 2002 to 27 July 2002                                                            $27,500,000

From 27 July 2002 to the date of the Amending Agreement                                         $22,000,000

From the date of the Amending Agreement and until 27 January 2004                               $50,000,000

From 27 January 2004 to 27 July 2004                                                            $41,666,667

From 27 July 2004 to 27 January 2005                                                            $33,333,333

From 27 January 2005 to 27 July 2005                                                            $25,000,000

From 27 July 2005 to 27 January 2006                                                            $16,666,667

From 27 January 2006 to 27 July 2006                                                            $ 8,333,333

From 27 July 2006 on                                                                                    Nil

SCHEDULE 2 - DEVELOPMENT PLAN AND BANKING CASE PROCEDURES


1. ASSUMPTIONS USED IN DEVELOPMENT PLAN AND FINANCIAL MODEL

         In updating the Development Plan and preparing each banking case, the Borrower shall incorporate the following assumptions into the Development Plan and the Financial Model:

(a) Model assumptions regarding fiscal and accounting practices of the Borrower.

(b) Technical assumptions consisting of forecasts of Project Costs (including contingencies), Operating Costs (including general and administrative expenses, taxes and royalties), proven producing, proven non-producing, probable and possible reserves and rates of production from such reserves.

(c) Macroeconomic assumptions consisting of long-term forecasts of international inflation and inflation in the Russian Federation for the elements comprising Project Costs and Operating Costs, interest rates for loans in the Loan Currency, rates of exchange of the Loan Currency into Roubles and oil and gas prices.


2. BASIS FOR DETERMINING ASSUMPTIONS

         The assumptions referred to in paragraph 1 above shall be determined on the basis of the following:

(a) The model assumptions referred to in paragraph 1(a) above shall be determined on the basis of the then existing fiscal and accounting practices of the Borrower and the written advice of the Auditors regarding such assumptions and any changes to such assumptions.

(b) The technical assumptions referred to in paragraph 1(b) above shall, subject to paragraph 3(c) below, be determined on the basis of the Borrower's projections as confirmed by the Independent Engineer.

(c) The macroeconomic assumptions referred to in paragraph 1(c) above shall be determined on the basis of the Bank's projections from the latest available relevant publications and forecasts from official and other internationally-recognised sources and forecasts prepared by the Bank. Forecasts of floating interest rates for the Loan Currency will take into account, if available, the rates for floating/fixed interest rate swaps for the Loan Currency of comparable maturities and amortisations.


3. UPDATING OF DEVELOPMENT PLAN AND PREPARATION OF BANKING CASE

(a) Not less than 45 days prior to the date on which the updated Development Plan is to take effect and the banking case is to be prepared, the Borrower shall incorporate the assumptions referred to in paragraph 1 above into the Development Plan and the Financial Model, prepare a banking case based on such assumptions and forward to the Bank and the Independent Engineer, in a form satisfactory to the Bank, the updated

Development Plan and results of such banking case (including a calculation of the Field Life Debt Service Coverage Ratio, the Loan Life Debt Service Coverage Ratio and the Borrowing Base), together with the assumptions used by the Borrower in preparing such updated Development Plan and such banking case.

(b) Within 30 days after receipt of such updated Development Plan and such banking case, the Bank shall either:

         (1) confirm to the Borrower its agreement to such updated Development Plan and such banking case, including the assumptions used in preparing such updated Development Plan and such banking case; or

         (2) notify the Borrower that it disagrees with such updated Development Plan and such banking case and of the reasons for such disagreement, including any assumptions with which it disagrees.

In case of any such disagreement, the Bank, the Borrower and the Independent Engineer shall consult during the next 15 days regarding such disagreement.

(c) In the event that agreement on such updated Development Plan and such banking case is not reached between the Bank and the Borrower during such consultation period, the determination by the Bank of the updated Development Plan and the banking case, including the assumptions used in preparing the updated Development Plan and the banking case, shall be final and binding on the Borrower.

(d) Except for updating the assumptions in accordance with this Schedule, the Borrower shall not make any material change to the Financial Model except with the prior written consent of the Bank.

SCHEDULE 3 - SECURITY PERFECTION REQUIREMENTS


CONTRACTS ASSIGNMENT AGREEMENT

1. Delivery of notices of the Contracts Assignment Agreement to Transneft Joint Stock Company, the contracting parties to the Marketing Agreements and Supply Agreements, Harvest and all other contracting parties.

2. Receipt of acknowledgements and, if relevant, consents to the Contracts Assignment Agreement from Transneft Joint Stock Company, the contracting parties to the Marketing Agreements and Supply Agreements, Harvest and all other contracting parties.

3. Recording of the Contracts Assignment Agreement in the Borrower's security records.


EQUIPMENT PLEDGE AGREEMENT

1. Recording of the Equipment Pledge Agreement in the Borrower's security records.

2. Placing of metal plates containing a Notice of Pledge on all of the pledged property in accordance with the Equipment Pledge Agreement.

3. If the equipment is of a type which is subject to state registration, registration of the Equipment Mortgage with the relevant registry.


EXPROPRIATION COMPENSATION ASSIGNMENT AGREEMENT

1. Recording of the Expropriation Compensation Assignment Agreement in the Borrower's security records.

2. Notice to the Russian Government through the State Registration Chamber attached to the Ministry of the Economy of the Russian Federation.


IMMOVABLE PROPERTY MORTGAGE AGREEMENT

1. Recording of the Immovable Property Mortgage Agreement in the Borrower's security records.

2. Notarisation of the Immovable Property Mortgage Agreement by a Russian notary.

3. Registration of the Immovable Property Mortgage Agreement with the local land registry and the municipal department that registers buildings.

4. Amendments to the Borrower's Charter providing for the hypothecation of the Borrower's immovable property.

5. Registration of the amendments to the Borrower's Charter with the Local Registration Chamber and the State Registration Chamber attached to the Ministry of the Economy of the Russian Federation.


INSURANCE ASSIGNMENT AGREEMENT

1. Delivery of notice of the Insurance Assignment Agreement to each insurer.

2. Receipt of consent to the Insurance Assignment Agreement from each insurer.

3. Receipt by the Bank of originals of each insurance policy.

4. Recording of the Insurance Assignment Agreement in the Borrower's security records.


OFFSHORE ACCOUNT ASSIGNMENT AGREEMENT

1. Delivery of notice of the Offshore Account Assignment Agreement to Citibank, N.A., London Branch.

2. Receipt of an acknowledgement of the Offshore Account Assignment Agreement from Citibank, N.A., London Branch.

3. Recording of the Offshore Account Assignment Agreement in the Borrower's security records.

4. Registration of the charge created by the Offshore Account Assignment Agreement with the Registrar of Companies in England.


RUSSIAN ACCOUNT PLEDGE AGREEMENT

1. Delivery of notice of the Russian Account Pledge Agreement to each bank at which a Russian Bank Account is held.

2. Receipt of consent to the Russian Account Pledge Agreement from each bank at which a Russian Bank Account is held.

3. Recording of the Russian Account Pledge Agreement in the Borrower's security records.


SHARE PLEDGES

1. Receipt by the Bank of instruments of transfer in respect of all outstanding participation interests in the Borrower owned by Harvest and Minley, duly executed in blank by each of Harvest and Minley.

2. Delivery of notice of the Share Pledges to the Borrower and acknowledgement of receipt of such notice by the Borrower.

3. Recording of the Share Pledges in the Borrower's register of participation interests and receipt by the Bank of the Borrower's register of participation interests.

4. Recording of the Share Pledges in the security records of Minley.

5. Receipt by the Bank of undated resignations of the officers and directors of the Borrower.

SCHEDULE 4 - MILESTONES


                                                                                          PRODUCTION
SIX-MONTH PERIOD ENDING ON:                                           DATE             (BARRELS PER DAY)
the date of the first Disbursement                                 (15.10.97)                7,000

the date six months after the first Disbursement                   (15.04.98)                7,200

the date 12 months after the first Disbursement                    (15.10.98)                9,300

the date 18 months after the first Disbursement                    (15.04.99)                10,200

the date 24 months after the first Disbursement                    (15.10.99)                12,100

the date 30 months after the first Disbursement                   (15.04.2000)               14,400

the date 36 months after the first Disbursement                   (15.10.2000)               17,400

the date 42 months after the first Disbursement                   (15.04.2001)               21,000

the date 48 months after the first Disbursement                   (15.10.2001)               24,200

SCHEDULE 5 - VEKSELS


                                                                                                                    VEKSELS PAID
      VEKSEL       DATE OF          FACE-VALUE,                                                          NO. OF         AS OF
NO.   NUMBER      DRAWING UP          IN RUB.            MATURITY DATE         RECIPIENT OF VEKSEL      AGREEMENT     20.09.02
---   ------      ----------        -----------          -------------         -------------------      ---------   ------------
                                                       Upon presentation,
                                                         but not earlier
 1    1859497   April 12, 2002      1,000,000.00      than October 18, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                         but not earlier
 2    1859498   April 12, 2002      1,000,000.00      than October 18, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                         but not earlier
 3    1859499   April 12, 2002      1,000,000.00      than October 18, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                         but not earlier
 4    1859500   April 12, 2002      1,000,000.00      than October 18, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                         but not earlier
 5    1859501   April 12, 2002      1,000,000.00      than October 18, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 6    1859502   April 12, 2002      1,000,000.00     than November 19, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 7    1859503   April 12, 2002      1,000,000.00     than November 19, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 8    1859504   April 12, 2002      1,000,000.00     than November 19, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 9    1859505   April 12, 2002      1,000,000.00     than November 19, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 10   1859506   April 12, 2002      1,000,000.00     than November 19, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 11   1859507   April 12, 2002      1,000,000.00     than December 17, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                        but not earlier
 12   1859508   April 12, 2002      1,000,000.00     than December 17, 2002    JSC "Purnefteotdacha"         1

                                                       Upon presentation,
                                                         but not earlier
 13   1859513   April 12, 2002      2,000,000.00      than October 21, 2002    LLC "Noyabrskdorstroy"        2

                                                       Upon presentation,
                                                         but not earlier
 14   1859514   April 12, 2002      2,000,000.00      than October 10, 2002    LLC "Noyabrskdorstroy"        2

                                                       Upon presentation,
                                                        but not earlier
 15   1859525   April 23, 2002        500,000.00     than November 27, 2002    LLC "Spetstransservice"       3

                                                       Upon presentation,
                                                        but not earlier
 16   1859526   April 23, 2002        500,000.00     than November 27, 2002    LLC "Spetstransservice"       3

                                                       Upon presentation,
                                                        but not earlier
 17   1859523   April 23, 2002      1,000,000.00     than December 26, 2002    ZAO "Stroytransservice"       4

                                                       Upon presentation,
                                                        but not earlier
 18   3159465   April 25, 2002      1,000,000.00     than November 27, 2002           FGUP SUSS               6

                                                       Upon presentation,
                                                         but not earlier
 19   3159471   April 26, 2002      2,000,000.00      than October 29, 2002            NO ASPO                7

                                                       Upon presentation,
                                                        but not earlier
 20   3159474   April 26, 2002      2,000,000.00     than November 27, 2002            NO ASPO                7

                                                       Upon presentation,
                                                         but not earlier
 21   3159468   April 26, 2002      1,000,000.00      than January 29, 2003            OOO KMK                8

                                                       Upon presentation,
                                                        but not earlier
 22   3159469   April 26, 2002      1,000,000.00     than November 27, 2002            III EIE                8

                                                       Upon presentation,
                                                        but not earlier
 23   3159480   April 27, 2002      3,000,000.00      than March 27, 2003      LLC "SibMontazhComplex"        9

                                                       Upon presentation,
                                                        but not earlier
 24   3159481   April 27, 2002      2,000,000.00     than December 26, 2002    LLC "SibMontazhComplex"        9

                                                       Upon presentation,
                                                         but not earlier
 25   3159482   April 27, 2002      1,000,000.00      than October 29, 2002    LLC "SibMontazhComplex"        9

                                                       Upon presentation,
                                                        but not earlier
 26   3159475   April 27, 2002      2,000,000.00     than February 26, 2003      LLC "Spetsmontazh"          10

                                                       Upon presentation,
                                                        but not earlier
 27   3159476   April 27, 2002      1,000,000.00     than December 26, 2002      LLC "Spetsmontazh"          10

                                                       Upon presentation,
                                                        but not earlier
 28   3159477   April 27, 2002      1,000,000.00     than November 27, 2002      LLC "Spetsmontazh"          10

                                                       Upon presentation,
                                                         but not earlier
 29   3159478   April 27, 2002      2,000,000.00      than October 29, 2002      LLC "Spetsmontazh"          10

                                                       Upon presentation,
                                                         but not earlier
 30   3159512     May 15, 2002        500,000.00      than October 29, 2002    ZAO "Company Territory"       13

                                                       Upon presentation,
                                                        but not earlier
 31   3159555    June 13, 2002      2,000,000.00     than December 25, 2002     LLC "Purnefteotdacha"        39

                                                       Upon presentation,
                                                        but not earlier
 32   3159558    June 19, 2002      4,000,000.00     than November 19, 2002           AVS-stroy              40

                                                       Upon presentation,
                                                        but not earlier
 33   3159559    June 19, 2002      5,000,000.00     than December 17, 2002           AVS-stroy              40

             TOTAL:                48,500,000.00                                                                         --


EXHIBIT A - FORM OF DISBURSEMENT APPLICATION


                   [To Be Typed on Letterhead of the Borrower]

                                                                          [Date]

European Bank for Reconstruction and Development
One Exchange Square
London EC2A 2EH
United Kingdom

Attention:        Operation Administration Unit

Subject:          Operation No. 478
                  Disbursement Application No. _____(1)

Sir/Madam:

1. Please refer to the credit agreement dated __________ 1996 (as amended and restated as at [ ], 2002, the "Credit Agreement") between Limited Liability Company "Geoilbent" (the "Borrower") and European Bank for Reconstruction and Development (the "Bank").

2. Expressions defined in the Credit Agreement shall bear the same meanings herein.

3. We hereby request the following Disbursement in accordance with the provisions of the Credit Agreement:

         Currency required: Dollars
         Amount (in figures and words):
                                        ----------------------------------------

                                        ----------------------------------------
         Value Date:
                     ------------------------------

4. For the purposes of Section 4.03 of the Credit Agreement, we hereby represent and warrant that:

(a) all agreements, documents and instruments delivered to the Bank (A) pursuant to Section 4.01 [and 4.02] of the Credit Agreement and (B) as conditions precedent to the effectiveness of the Amending Agreement are in full force and effect and unconditional;

(b) the representations and warranties made by the Borrower in the Financing Agreements and Project Agreements are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof;



----------

(1)      Each application must be numbered in series.

(c) no Event of Default or Potential Event of Default has occurred and is continuing or is imminent;

(d) the Borrower will not, as a result of such Disbursement, be in violation of its Charter, any provision contained in any agreement or instrument to which the Borrower is a party (including the Credit Agreement) or by which the Borrower is bound or any law applicable to the Borrower;

(e) nothing has occurred which might materially and adversely affect the carrying out of the Project or the Borrower's business prospects or financial condition or which makes it unlikely that the Borrower will be able to perform any obligation under the Credit Agreement or any other Financing Agreement;

(f) the proceeds of such Disbursement are needed by the Borrower for the purposes of the Project;

(g) the Borrowing Base as of the date of such Disbursement will be $__________ and the amount of such Disbursement will not exceed the Available Amount as of the date of such Disbursement; and

(h) if relevant, the conditions specified in Section 4.02 and 4.03 have been satisfied.

5. The representations and warranties made in paragraph 4 above will continue to be true on and as of the date of such Disbursement with the same effect as though such representations and warranties had been made on and as of the date of such Disbursement. If any such representation or warranty is no longer true on or prior to or as of the date of such Disbursement, we shall immediately notify the Bank and shall, upon demand by the Bank, repay any amount which has been or is disbursed by the Bank in respect of such Disbursement.

Yours faithfully,

LIMITED LIABILITY COMPANY
"GEOILBENT"


By:
    ------------------------------
    Authorised Representative(2)



----------

(2)      As named in the Certificate of Incumbency and Authority.

EXHIBIT B - FORM OF CERTIFICATE OF INCUMBENCY AND AUTHORITY


                   [To Be Typed on Letterhead of the Borrower]

                                                                          [Date]

European Bank for Reconstruction and Development
One Exchange Square
London EC2A 2EH
United Kingdom

Attention:        Operation Administration Unit

Subject:          Operation No. 478
                  Certificate of Incumbency and Authority(3)

Sir/Madam:

With reference to the credit agreement dated __________ 1996 (as amended and restated as at [ ], 2002, the "Credit Agreement") between Limited Liability Company "Geoilbent" (the "Borrower") and European Bank for Reconstruction and Development (the "Bank"), I, the undersigned [General Director] of the Borrower, duly authorised by its the Shareholders, hereby certify that the following are the names, offices and true specimen signatures of the persons, any one of whom is and will continue to be (until the Bank has received actual written notice from the Borrower that they or any of them no longer continue to be) authorised, on behalf of the Borrower, individually:

(1) to sign the Amending Agreement, any Disbursement applications, certifications, letters or other documents to be provided under the Credit Agreement and any other agreements to which the Bank and the Borrower may be party in connection therewith; and

(2) to take any other action required or permitted to be taken by the Borrower under the Credit Agreement or any other agreement to which the Bank and the Borrower may be party in connection therewith:



----------

(3) Designation may be changed by the Borrower at any time by providing a new Certificate of Incumbency and Authority to the Bank.

NAME                       OFFICE           SPECIMEN SIGNATURE
         ---------------   ---------------  -------------------------

         ---------------   ---------------  -------------------------

         ---------------   ---------------  -------------------------

         ---------------   ---------------  -------------------------

IN WITNESS WHEREOF, I have signed my name on the date first above written.

Yours faithfully,

LIMITED LIABILITY COMPANY
"GEOILBENT"


By:
   -------------------------------
   Name:
   Title: General Director

EXHIBIT C - FORM OF LETTER TO AUDITORS


                   [To Be Typed on Letterhead of the Borrower]

                                                                          [Date]
[Name of Auditors]
[Address]

Sir/Madam:

We hereby authorise and request you to give to European Bank for Reconstruction and Development (the "Bank") all such information as it may reasonably request with regard to our Financial Statements, both audited and unaudited, which we have agreed to supply under the terms of the credit agreement dated [ ], 1996 (as amended and restated as at [ ], 2002, the "Credit Agreement") between ourselves and the Bank. For your information, we enclose a copy of the Credit Agreement.

We authorise you to send our audited accounts to the Bank to enable us to satisfy the reporting requirements set forth in Section 5.16 of the Credit Agreement. When submitting the same to the Bank, you are also requested to send, at the same time, a copy of your full report on such accounts in a form acceptable to the Bank.

For our records, please ensure that you send to us a copy of every letter which you receive from the Bank immediately upon receipt and a copy of each reply made by you immediately upon the issue thereof.

Yours faithfully,

LIMITED LIABILITY COMPANY
"GEOILBENT"


By:
   -------------------------------
   Authorised Representative

Enclosure: Amended and Restated Credit Agreement

cc:      European Bank for Reconstruction and Development
         One Exchange Square
         London EC2A 2EH
         United Kingdom
         Attention:        Operation Administration Unit
         Subject:          Operation No. 478



                                      C-1